Filed pursuant to Rule 433(d)
                                        Registration Statement No. 333-127352-19

                        SoundView Home Loan Trust 2005-4

                           $ 850,770,000 (Approximate)

                             Computational Materials

                        Financial Asset Securities Corp.
                                    Depositor

                   JP Morgan Chase Bank, National Association,
                     Countrywide Home Loans Servicing LP and
                      National City Home Loan Services Inc.
                                    Servicer

                         Greenwich Capital Markets, Inc.
                                   Underwriter

                       [Logo] RBS Greenwich Capital

                                   DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (800) 422-2006.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

                                Breakeven Losses

------------------------------------------------------------------------------------------
Class                     M-1B                M-2                 M-3               M-4
Rating (S/M/F)        AA+/Aa1/AA+          AA/Aa2/AA+          AA/Aa3/AA         A+/A1/AA-

Loss Severity             40%                 40%                 40%               40%
Default                   35.0                27.5               23.5               20.3
Collateral Loss          24.27%              21.05%             19.04%             17.25%

Loss Severity             50%                 50%                 50%               50%
Default                   25.3                20.5               17.7               15.5
Collateral Loss          24.97%              21.71%             19.58%             17.77%

Loss Severity             60%                 60%                 60%               60%
Default                   19.9                16.3               14.2               12.5
Collateral Loss          25.53%              22.13%             19.96%             18.09%
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class                     M-5                 M-6                 M-7                M-8                M-9
Rating (S/M/F)          A+/A2/A+             A/A3/A           A-/Baa1/A-       BBB+/Baa2/BBB+      BBB/Baa3/BBB

Loss Severity             40%                 40%                 40%                40%                40%
Default                   17.5                15.1               13.2               11.4               10.1
Collateral Loss          15.54%              13.94%             12.58%             11.21%             10.17%

Loss Severity             50%                 50%                 50%                50%                50%
Default                   13.4                11.7               10.3                9.0                8.0
Collateral Loss          15.91%              14.31%             12.91%             11.55%             10.46%

Loss Severity             60%                 60%                 60%                60%                60%
Default                   10.9                9.6                 8.4                7.4                6.6
Collateral Loss          16.22%              14.63%             13.08%             11.74%             10.64%
---------------------------------------------------------------------------------------------------------------


Assumptions:
--------------------------------------------------------------------------------
1) Run at the Pricing Speed to Maturity

2) Forward LIBOR

3) Triggers are failing

4) 12 month liquidation lag

5) "Break" is the CDR that creates the first dollar of principal loss on the related bond

6) Defaults are in addition to prepayments

--------------------------------------------------------------------------------

                          Weighted Average Life Tables

Class II-A1 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        1.30       1.13       1.00       0.87       0.77
MDUR (yr)                       1.23       1.07       0.95       0.83       0.74
First Prin Pay                     1          1          1          1          1
Last Prin Pay                     29         25         22         20         18
--------------------------------------------------------------------------------

Class II-A1 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        1.30       1.13       1.00       0.87       0.77
MDUR (yr)                       1.23       1.07       0.95       0.83       0.74
First Prin Pay                     1          1          1          1          1
Last Prin Pay                     29         25         22         20         18
--------------------------------------------------------------------------------

Class II-A2 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        2.69       2.29       2.00       1.74       1.54
MDUR (yr)                       2.48       2.12       1.87       1.63       1.46
First Prin Pay                    29         25         22         20         18
Last Prin Pay                     37         32         28         24         21
--------------------------------------------------------------------------------

Class II-A2 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        2.69       2.29       2.00       1.74       1.54
MDUR (yr)                       2.48       2.12       1.87       1.63       1.46
First Prin Pay                    29         25         22         20         18
Last Prin Pay                     37         32         28         24         21
--------------------------------------------------------------------------------

Class II-A3 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        4.65       3.80       3.00       2.29       2.00
MDUR (yr)                       4.07       3.39       2.73       2.13       1.87
First Prin Pay                    37         32         28         24         21
Last Prin Pay                     86         71         60         33         29
--------------------------------------------------------------------------------

Class II-A3 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        4.65       3.80       3.00       2.29       2.00
MDUR (yr)                       4.07       3.39       2.73       2.13       1.87
First Prin Pay                    37         32         28         24         21
Last Prin Pay                     86         71         60         33         29
--------------------------------------------------------------------------------

                          Weighted Average Life Tables

Class II-A4 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        8.68       7.11       6.00       4.02       2.56
MDUR (yr)                       6.96       5.91       5.11       3.56       2.36
First Prin Pay                    86         71         60         33         29
Last Prin Pay                    111         91         77         63         34
--------------------------------------------------------------------------------

Class II-A4 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                       10.53       8.68       7.33       5.10       2.56
MDUR (yr)                       8.00       6.88       5.99       4.33       2.36
First Prin Pay                    86         71         60         33         29
Last Prin Pay                    232        193        169        138         34
--------------------------------------------------------------------------------

Class M-1B To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        8.77       7.18       6.07       5.17       4.34
MDUR (yr)                       6.97       5.92       5.13       4.47       3.83
First Prin Pay                    88         73         62         62         53
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-1B To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                       10.73       8.86       7.48       6.35       8.05
MDUR (yr)                       8.06       6.95       6.06       5.30       6.49
First Prin Pay                    88         73         62         62         81
Last Prin Pay                    215        179        154        127        119
--------------------------------------------------------------------------------

                          Weighted Average Life Tables

Class M-2 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.12       4.56       4.34       4.33
MDUR (yr)                       5.13       4.38       3.97       3.83       3.82
First Prin Pay                    39         39         42         47         51
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-2 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.79       5.66       5.01       4.72       4.90
MDUR (yr)                       5.49       4.72       4.28       4.09       4.25
First Prin Pay                    39         39         42         47         51
Last Prin Pay                    202        171        145        118         99
--------------------------------------------------------------------------------

Class M-3 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.11       4.51       4.16       4.09
MDUR (yr)                       5.12       4.37       3.93       3.67       3.63
First Prin Pay                    39         38         41         44         47
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-3 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.77       5.64       4.95       4.52       4.40
MDUR (yr)                       5.47       4.70       4.23       3.93       3.86
First Prin Pay                    39         38         41         44         47
Last Prin Pay                    194        164        138        113         95
--------------------------------------------------------------------------------

Class M-4 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.10       4.48       4.06       3.89
MDUR (yr)                       5.10       4.35       3.89       3.58       3.45
First Prin Pay                    39         38         40         43         44
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-4 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.76       5.62       4.91       4.41       4.18
MDUR (yr)                       5.44       4.67       4.18       3.83       3.67
First Prin Pay                    39         38         40         43         44
Last Prin Pay                    188        158        134        109         92
--------------------------------------------------------------------------------

                          Weighted Average Life Tables

Class M-5 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.10       4.46       4.00       3.75
MDUR (yr)                       5.09       4.35       3.87       3.53       3.34
First Prin Pay                    39         38         39         41         42
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-5 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.74       5.60       4.88       4.34       4.03
MDUR (yr)                       5.42       4.65       4.15       3.77       3.55
First Prin Pay                    39         38         39         41         42
Last Prin Pay                    181        153        129        106         88
--------------------------------------------------------------------------------

Class M-6 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.10       4.45       3.95       3.65
MDUR (yr)                       5.07       4.33       3.85       3.47       3.25
First Prin Pay                    39         37         39         40         41
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-6 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.72       5.57       4.84       4.27       3.92
MDUR (yr)                       5.38       4.62       4.11       3.70       3.45
First Prin Pay                    39         37         39         40         41
Last Prin Pay                    175        147        124        101         85
--------------------------------------------------------------------------------

Class M-7 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.09       4.43       3.91       3.59
MDUR (yr)                       4.90       4.19       3.74       3.37       3.13
First Prin Pay                    39         37         38         40         40
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-7 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.69       5.54       4.81       4.22       3.84
MDUR (yr)                       5.17       4.45       3.97       3.57       3.31
First Prin Pay                    39         37         38         40         40
Last Prin Pay                    170        141        119         97         81
--------------------------------------------------------------------------------

                          Weighted Average Life Tables

Class M-8 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.09       4.42       3.88       3.54
MDUR (yr)                       4.77       4.10       3.65       3.28       3.04
First Prin Pay                    39         37         38         39         39
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-8 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.65       5.51       4.77       4.16       3.77
MDUR (yr)                       5.00       4.32       3.86       3.47       3.20
First Prin Pay                    39         37         38         39         39
Last Prin Pay                    163        135        113         93         78
--------------------------------------------------------------------------------

Class M-9 To Call
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.16       5.09       4.42       3.87       3.50
MDUR (yr)                       4.77       4.10       3.65       3.27       3.01
First Prin Pay                    39         37         38         39         38
Last Prin Pay                    111         91         77         63         53
--------------------------------------------------------------------------------

Class M-9 To Maturity
--------------------------------------------------------------------------------
                                70%         85%       100%       120%       140%
ARM Prepay Speed                PPC         PPC       PPC        PPC        PPC
================================================================================
WAL (yr)                        6.60       5.46       4.73       4.12       3.71
MDUR (yr)                       4.98       4.30       3.84       3.44       3.15
First Prin Pay                    39         37         38         39         38
Last Prin Pay                    155        128        108         88         74
--------------------------------------------------------------------------------

                    Cap Yield Maintenance Agreement Schedule

--------------------------------------------------------------------------------

 Period            Notional Schedule     Cap Strike (%)         Cap Ceiling (%)
                          ($)
--------------------------------------------------------------------------------
    1                    0.00                  N/A                    N/A
--------------------------------------------------------------------------------
    2               844,532,547.00          5.735740               10.500000
--------------------------------------------------------------------------------
    3               836,166,246.00          6.537080               10.500000
--------------------------------------------------------------------------------
    4               826,190,368.00          7.237800               10.500000
--------------------------------------------------------------------------------
    5               815,190,114.00          6.537660               10.500000
--------------------------------------------------------------------------------
    6               803,189,957.00          6.756410               10.500000
--------------------------------------------------------------------------------
    7               790,218,373.00          6.538760               10.500000
--------------------------------------------------------------------------------
    8               776,409,026.00          6.757100               10.500000
--------------------------------------------------------------------------------
    9               761,830,717.00          6.541410               10.500000
--------------------------------------------------------------------------------
   10               746,538,579.00          6.541880               10.500000
--------------------------------------------------------------------------------
   11               730,570,907.00          6.760480               10.500000
--------------------------------------------------------------------------------
   12                    0.00                  N/A                    N/A
--------------------------------------------------------------------------------

                    Swap Yield Maintenance Agreement Schedule

            ---------------------------------------------------------
                 Period               Notional        Swap Strike
                                    Schedule ($)           (%)
            ---------------------------------------------------------
                   1                    0.00           4.900000
            ---------------------------------------------------------
                   2                    0.00           4.900000
            ---------------------------------------------------------
                   3                    0.00           4.900000
            ---------------------------------------------------------
                   4                    0.00           4.900000
            ---------------------------------------------------------
                   5                    0.00           4.900000
            ---------------------------------------------------------
                   6                    0.00           4.900000
            ---------------------------------------------------------
                   7                    0.00           4.900000
            ---------------------------------------------------------
                   8                    0.00           4.900000
            ---------------------------------------------------------
                   9                    0.00           4.900000
            ---------------------------------------------------------
                   10                   0.00           4.900000
            ---------------------------------------------------------
                   11                   0.00           4.900000
            ---------------------------------------------------------
                   12              652,200,522.71      4.900000
            ---------------------------------------------------------
                   13              626,924,910.77      4.900000
            ---------------------------------------------------------
                   14              601,256,959.24      4.900000
            ---------------------------------------------------------
                   15              575,287,458.58      4.900000
            ---------------------------------------------------------
                   16              549,109,880.63      4.900000
            ---------------------------------------------------------
                   17              522,819,636.87      4.900000
            ---------------------------------------------------------
                   18              496,513,303.40      4.900000
            ---------------------------------------------------------
                   19              414,442,927.05      4.900000
            ---------------------------------------------------------
                   20              287,500,058.11      4.900000
            ---------------------------------------------------------
                   21              261,598,273.73      4.900000
            ---------------------------------------------------------
                   22              245,411,037.63      4.900000
            ---------------------------------------------------------
                   23              175,988,047.53      4.900000
            ---------------------------------------------------------
                   24              150,371,194.36      4.900000
            ---------------------------------------------------------
                   25              116,382,491.84      4.900000
            ---------------------------------------------------------
                   26              111,017,545.98      4.900000
            ---------------------------------------------------------
                   27              105,916,807.18      4.900000
            ---------------------------------------------------------
                   28              101,066,452.19      4.900000
            ---------------------------------------------------------
                   29              96,453,416.92       4.900000
            ---------------------------------------------------------
                   30              92,065,353.27       4.900000
            ---------------------------------------------------------
                   31              87,890,588.44       4.900000
            ---------------------------------------------------------
                   32              78,690,873.93       4.900000
            ---------------------------------------------------------
                   33              53,685,691.09       4.900000
            ---------------------------------------------------------
                   34              51,450,556.27       4.900000
            ---------------------------------------------------------
                   35              49,004,589.55       4.900000
            ---------------------------------------------------------
                   36              47,000,483.09       4.900000
            ---------------------------------------------------------
                   37              45,021,959.63       4.900000
            ---------------------------------------------------------
                   38              43,379,638.21       4.900000
            ---------------------------------------------------------
                   39              41,797,601.41       4.900000
            ---------------------------------------------------------
                   40              40,273,602.44       4.900000
            ---------------------------------------------------------
                   41              38,805,480.54       4.900000
            ---------------------------------------------------------
                   42              37,391,157.57       4.900000
            ---------------------------------------------------------
                   43              36,028,634.72       4.900000
            ---------------------------------------------------------
                   44              34,715,989.35       4.900000
            ---------------------------------------------------------
                   45              33,451,371.95       4.900000
            ---------------------------------------------------------
                   46              32,233,003.29       4.900000
            ---------------------------------------------------------
                   47              31,059,171.61       4.900000
            ---------------------------------------------------------
                   48              29,928,229.96       4.900000
            ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                   Available Funds Schedules for the Certificates
----------------------------------------------------------------------------------------------------------------------
                                             Assumptions to Optional Termination
----------------------------------------------------------------------------------------------------------------------
   Period     Net WAC (1)  Effective       Period    Net WAC (1)   Effective       Period    Net WAC (1)  Effective
                  (%)       Net WAC                      (%)        Net WAC                      (%)       Net WAC
                             (1,2)                                   (1,2)                                   (1,2)
                              (%)                                     (%)                                     (%)
----------------------------------------------------------------------------------------------------------------------
      1           N/A         N/A            28          9.42        12.96           55         11.33       11.33
----------------------------------------------------------------------------------------------------------------------
      2          5.74        10.50           29          8.95        12.54           56         11.71       11.71
----------------------------------------------------------------------------------------------------------------------
      3          6.54        10.50           30          9.29        12.80           57         11.40       11.40
----------------------------------------------------------------------------------------------------------------------
      4          7.24        10.50           31          9.17        12.69           58         11.39       11.39
----------------------------------------------------------------------------------------------------------------------
      5          6.54        10.50           32          9.79        13.02           59         11.75       11.75
----------------------------------------------------------------------------------------------------------------------
      6          6.76        10.50           33          9.69        12.00           60         11.36       11.36
----------------------------------------------------------------------------------------------------------------------
      7          6.54        10.50           34          9.69        11.99           61         11.72       11.72
----------------------------------------------------------------------------------------------------------------------
      8          6.76        10.50           35         10.17        12.41           62         11.33       11.33
----------------------------------------------------------------------------------------------------------------------
      9          6.54        10.50           36          9.87        12.13           63         11.32       11.32
----------------------------------------------------------------------------------------------------------------------
     10          6.54        10.50           37         10.39        12.61           64         12.51       12.51
----------------------------------------------------------------------------------------------------------------------
     11          6.76        10.50           38         10.30        12.49           65         11.28       11.28
----------------------------------------------------------------------------------------------------------------------
     12          6.54        20.48           39         10.48        12.65           66         11.64       11.64
----------------------------------------------------------------------------------------------------------------------
     13          6.76        20.35           40         11.60        13.69           67         11.25       11.25
----------------------------------------------------------------------------------------------------------------------
     14          6.54        20.05           41         10.60        12.76           68         11.61       11.61
----------------------------------------------------------------------------------------------------------------------
     15          6.55        19.82           42         10.99        13.11           69         11.22       11.22
----------------------------------------------------------------------------------------------------------------------
     16          7.25        19.85           43         10.79        12.93           70         11.21       11.21
----------------------------------------------------------------------------------------------------------------------
     17          6.55        19.33           44         11.29        13.40           71         11.56       11.56
----------------------------------------------------------------------------------------------------------------------
     18          6.77        19.16           45         11.07        13.20           72         11.17       11.17
----------------------------------------------------------------------------------------------------------------------
     19          6.91        17.71           46         11.07        13.18           73         11.53       11.53
----------------------------------------------------------------------------------------------------------------------
     20          7.85        15.52           47         11.54        13.63           74         11.14       11.14
----------------------------------------------------------------------------------------------------------------------
     21          7.64        14.94           48         11.20        13.29           75         11.12       11.12
----------------------------------------------------------------------------------------------------------------------
     22          7.65        14.75           49         11.63        11.63           76         11.87       11.87
----------------------------------------------------------------------------------------------------------------------
     23          8.35        13.56           50         11.26        11.26           77         11.09       11.09
----------------------------------------------------------------------------------------------------------------------
     24          8.21        12.87           51         11.38        11.38
----------------------------------------------------------------------------------------------------------------------
     25          8.82        12.53           52         12.59        12.59
----------------------------------------------------------------------------------------------------------------------
     26          8.77        12.48           53         11.36        11.36
----------------------------------------------------------------------------------------------------------------------
     27          8.81        12.47           54         11.72        11.72
----------------------------------------------------------------------------------------------------------------------


(1) Assumes 1 month LIBOR and 6 month LIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(2) Assumes proceeds from both the Cap Yield Maintenance Agreement and the Swap Yield Maintenance Agreement are included.

                                  Excess Spread

------------------------------------------------------------------------------------------------------------------------------------
                                          Excess                                                          Excess
                                      Spread Under   Excess Spread                                     Spread Under    Excess Spread
                FWD 1        FWD 6       STATIC      Under FORWARD              FWD 1        FWD 6        STATIC       Under FORWARD
                Month        Month       LIBOR         LIBOR (%)                Month        Month         LIBOR         LIBOR (%)
  Period      LIBOR (%)    LIBOR (%)  (%)(1,2,3,4)       (1,2,4)      Period   LIBOR (%)    LIBOR (%)   (%)(1,2,3,4)      (1,2,4)
     1         4.31000      4.63700       3.85            3.85          41     4.92200      4.98900        4.36            4.08
     2         4.43300      4.73400       1.31            1.19          42     4.92900      4.99500        4.49            4.22
     3         4.52700      4.81400       2.10            1.89          43     4.93500      5.00000        4.36            4.07
     4         4.65300      4.87900       2.53            2.23          44     4.94100      5.00400        4.49            4.22
     5         4.77300      4.92400       2.10            1.66          45     4.94600      5.00900        4.46            4.19
     6         4.85600      4.94300       2.24            1.74          46     4.95100      5.01400        4.45            4.18
     7         4.88500      4.94500       2.09            1.55          47     4.95500      5.01900        4.58            4.33
     8         4.89900      4.94200       2.23            1.70          48     4.95800      5.02400        4.44            4.17
     9         4.91000      4.93200       2.10            1.53          49     4.96200      5.03000        4.64            4.31
    10         4.91700      4.91700       2.10            1.53          50     4.96900      5.03500        4.48            4.13
    11         4.88800      4.90000       2.23            1.71          51     4.97500      5.04000        4.48            4.13
    12         4.86600      4.88500       1.72            1.69          52     4.98100      5.04300        4.93            4.64
    13         4.86500      4.87200       1.75            1.70          53     4.98600      5.04600        4.46            4.11
    14         4.84200      4.86100       1.74            1.69          54     4.99000      5.04800        4.60            4.27
    15         4.82400      4.85600       1.74            1.69          55     4.99300      5.04800        4.45            4.09
    16         4.81800      4.85200       1.83            1.77          56     4.99500      5.04800        4.61            4.28
    17         4.79700      4.84000       1.76            1.69          57     4.99700      5.04900        4.45            4.09
    18         4.78800      4.81700       1.80            1.72          58     4.99700      5.04900        4.44            4.08
    19         4.79900      4.80500       2.15            2.03          59     4.99600      5.05000        4.58            4.25
    20         4.81300      4.80600       3.01            2.79          60     4.99400      5.05100        4.42            4.07
    21         4.80100      4.80600       2.98            2.74          61     4.99400      5.05300        4.57            4.23
    22         4.74700      4.81000       3.00            2.78          62     4.99600      5.05500        4.41            4.05
    23         4.66500      4.82500       3.55            3.36          63     4.99800      5.05700        4.40            4.04
    24         4.71700      4.85500       3.57            3.33          64     5.00100      5.06000        4.85            4.55
    25         4.80500      4.87800       3.89            3.62          65     5.00300      5.06300        4.38            4.02
    26         4.81400      4.88700       3.89            3.65          66     5.00500      5.06600        4.53            4.18
    27         4.82400      4.89600       3.93            3.68          67     5.00800      5.06800        4.36            4.00
    28         4.83300      4.90400       4.16            3.93          68     5.01100      5.07200        4.51            4.17
    29         4.84200      4.91200       3.93            3.69          69     5.01300      5.07500        4.35            3.98
    30         4.85100      4.91900       4.05            3.82          70     5.01600      5.07800        4.34            3.97
    31         4.85900      4.92500       3.93            3.69          71     5.01900      5.08200        4.48            4.13
    32         4.86600      4.93000       4.13            3.90          72     5.02300      5.08600        4.32            3.95
    33         4.87300      4.93600       4.25            3.98          73     5.02600      5.08900        4.46            4.11
    34         4.87800      4.94200       4.25            3.97          74     5.03000      5.09400        4.30            3.93
    35         4.88300      4.94800       4.38            4.12          75     5.03300      5.09800        4.29            3.92
    36         4.88600      4.95500       4.25            3.97          76     5.03700      5.10300        4.59            4.25
    37         4.89200      4.96200       4.38            4.12          77     5.04100      5.10800        4.28            3.89
    38         4.90000      4.97000       4.15            3.88
    39         4.90800      4.97700       4.35            4.08
    40         4.91500      4.98300       4.77            4.53
------------------------------------------------------------------------------------------------------------------------------------

(1) The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at the pricing speed of 100% ARM PPC and 100% FRM to the Clean-up Call Date (30/360 basis).

(2) Calculated as (a) interest collections on the collateral (net of the trust administrations, and servicing fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period.

(3)   Assumes 1 month LIBOR stays at 4.31% and 6 month LIBOR stays at 4.637%.

(4)   Assumes proceeds from the Swap Yield Maintenance Agreement are included.

                        SoundView Home Loan Trust 2005-4

                           $850,770,000 (Approximate)

                        Financial Asset Securities Corp.
                                    Depositor

                   JP Morgan Chase Bank, National Association,
                     Countrywide Home Loans Servicing LP and
                      National City Home Loan Services Inc.
                                    Servicers

                         Greenwich Capital Markets, Inc.
                                   Underwriter

                          [Logo] RBS Greenwich Capital

RBS Greenwich Capital Contacts:

Mortgage Finance             Phone               E-mail Address
----------------             -----               --------------
Ara Balabanian               (203) 618-2435      ara.balabanian@gcm.com
Michael McKeever             (203) 618-2237      michael.mckeever@gcm.com
Andrew Jewett                (203) 618-2473      andrew.jewett@gcm.com

Trading                      Phone               E-mail Address
-------                      -----               --------------
Ron Weibye                   (203) 625-6160      weibyer@gcm.com
Peter McMullin               (203) 625-6160      peter.mcmullin@gcm.com

Rating Agency Contacts:

Standard & Poor's            Phone               E-mail Address
-----------------            -----               --------------
Todd Niemy                   (212) 438-2429      todd_niemy@sandp.com
Spencer Van Kirk             (212) 438-3135      spencer_van_kirk@sandp.com

Moody's Investors Service    Phone               E-mail Address
-------------------------    -----               --------------
Daniel Gringauz              (201) 553-4108      daniel.gringauz@moodys.com

Fitch                        Phone               E-mail Address
-----                        -----               --------------
Vanessa Purwin               (212) 908-0269      vanessa.purwin@fithcratings.com

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (800) 422- 2006.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

Preliminary Term Sheet                         Date Prepared: December [9], 2005

                           $475,680,000 (Approximate)

                        SoundView Home Loan Trust 2005-4

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Expected         Assumed
                                                                      Rating           Final
Class        Principal         WAL (Years)        Payment           S&P/Moody's/    Distribution            Certificate
(1,2,3)      Amount ($)         Call/Mat      (Mths) Call/Mat          Fitch            Date                    Type
-------      ----------         --------      ---------------          -----            ----                    ----
I-A1       $331,971,000             Not Offered Herein              AAA/Aaa/AAA      March 2036          Floating Rate Senior
II-A1      $166,699,000       1.00 / 1.00        1-22 / 1-22        AAA/Aaa/AAA      March 2036     Floating Rate Sequential Senior
II-A2       $46,020,000       2.00 / 2.00       22-28 / 22-28       AAA/Aaa/AAA      March 2036     Floating Rate Sequential Senior
II-A3       $75,247,000       3.00 / 3.00       28-60 / 28-60       AAA/Aaa/AAA      March 2036     Floating Rate Sequential Senior
II-A4       $36,572,000       6.00 / 7.33       60-77 / 60-169      AAA/Aaa/AAA      March 2036     Floating Rate Sequential Senior
M-1A        $26,784,000             Not Offered Herein              AA+/Aa1/AA+      March 2036        Floating Rate Subordinate
M-1B        $13,392,000       6.07 / 7.48       62-77 / 62-154      AA+/Aa1/AA+      March 2036        Floating Rate Subordinate
M-2         $32,671,000       4.56 / 5.01       42-77 / 42-145      AA/Aa2/AA+       March 2036        Floating Rate Subordinate
M-3         $20,309,000       4.51 / 4.95       41-77 / 41-138       AA/Aa3/AA       March 2036        Floating Rate Subordinate
M-4         $18,102,000       4.48 / 4.91       40-77 / 40-134       A+/A1/AA-       March 2036        Floating Rate Subordinate
M-5         $17,219,000       4.46 / 4.88       39-77 / 39-129       A+/A2/A+        March 2036        Floating Rate Subordinate
M-6         $15,011,000       4.45 / 4.84       39-77 / 39-124        A/A3/A         March 2036        Floating Rate Subordinate
M-7         $12,362,000       4.43 / 4.81       38-77 / 38-119      A-/Baa1/A-       March 2036        Floating Rate Subordinate
M-8         $11,921,000       4.42 / 4.77       38-77 / 38-113    BBB+/Baa2/BBB+     March 2036        Floating Rate Subordinate
M-9         $10,155,000       4.42 / 4.73       38-77 / 38-108     BBB/Baa3/BBB      March 2036        Floating Rate Subordinate
M-10 (4)     $7,505,000            Not Marketed Hereby             BBB-/Ba1/BBB-     March 2036        Floating Rate Subordinate
M-11 (4)     $8,830,000                                            BB+/Ba2/BB+       March 2036        Floating Rate Subordinate

------------------------------------------------------------------------------------------------------------------------------------
Total:     $850,770,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class I-A1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein), and the Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates, are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1A,Class M-1B, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each class of Certificates (as defined herein) is subject to a 10% variance.

(2) The Class I-A1, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class M-1A, Class M-1B, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The margin on the Senior Certificates doubles and the margin on the Class M-1A, Class M-1B, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will increase by 1.5x on the first Distribution Date after the clean-up call date.

(3)   See "Pricing Prepayment Speed" herein.

(4) The Class M-10 and Class M-11 Certificates will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to "Qualified Institutional Buyers".

Depositor:                Financial Asset Securities Corp.

Servicer:                 Countrywide Home Loans Servicing LP will be the
                          servicer of all loans originated by Countrywide, National City Home Loan Services Inc will be the servicer of all loans originated by First Franklin and JP Morgan Chase Bank, National Association will be the servicer of all loans not originated by Countrywide or First Franklin.

Originators:              Accredited Home Lenders, Inc, Countrywide Home Loans
                          Inc ("Countrywide"), Decision One Mortgage Company
                          LLC, First Franklin Financial Corporation ("First
                          Franklin"), Meritage Mortgage Corporation, NovaStar
                          Mortgage, Inc. and WMC Mortgage Corp.

Lead Underwriter:         Greenwich Capital Markets, Inc. ("RBS Greenwich
                          Capital").

Loss Mitigation Advisor:  The Murrayhill Company.

Trustee:                  Deutsche Bank National Trust Company.

Custodian                 The Bank of New York, Deutsche Bank National Trust
                          Company and Wells Fargo Bank, National Association.

Certificates:             The Class I-A1 Certificates (the "Group I
                          Certificates"), the Class II-A1, Class II-A2, Class
                          II-A3 and Class II-A4 Certificates (the "Group II
                          Certificates"; and together with the Group I
                          Certificates, the "Senior Certificates") and the Class
                          M-1A, Class M-1B, Class M-2, Class M-3, Class M-4,
                          Class M-5, Class M-6, Class M-7, Class M-8, Class M-9,
                          Class M-10 and Class M-11 Certificates (together the
                          "Subordinate Certificates"). The Group II Certificates along with the Class M-1A, Class M-1B, Class M-2,
                          Class M-3, Class M-4, Class M-5 Class M-6, Class M-7,
                          Class M-8 and Class M-9 Certificates are referred to herein as the "Offered Certificates." The Offered
                          Certificates together with the Group I Certificates,
                          Class M-10 and Class M-11 Certificates are referred to herein as the "Certificates". The Class M-10 and Class
                          M-11 Certificates will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to "Qualified Institutional Buyers". The Trust will also issue the Class C, Class P, Class R and Class R-X
                          Certificates, none of which will be publicly offered.

Federal Tax Status:       The Offered Certificates will represent ownership of
                          REMIC regular interests for tax purposes.

Registration:             The Offered Certificates will be available in
                          book-entry form through DTC, and only upon request, through Clearstream, Luxembourg and the Euroclear
                          System.

Cut-off Date:             For each Mortgage Loan, generally the later of (i) the
                          close of business on November 1, 2005, and (ii) the date as specified in the related subsequent transfer instrument.

Expected Pricing Date:    On or about December 15, 2005.

Expected Closing Date:    On or about December 21, 2005.

Distribution Date:        The 25th day of each month (or if not a business day,
                          the next succeeding business day) commencing in December 2005.

Accrued Interest:         The price to be paid by investors for the Certificates
                          will not include accrued interest (settling flat).

Interest Accrual Period:  The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:        The Offered Certificates are expected to be ERISA
                          eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:        The Offered Certificates will not constitute "mortgage
                          related securities" for purposes of SMMEA.

Optional Termination:     The terms of the transaction allow for a clean-up call
                          (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage
                          Loans as of the Cut-off Date and (ii) amounts in Pre-Funding Account as of the Closing Date.

Denomination:             $25,000 minimum and multiples of $1 in excess
                          thereafter provided that the Certificates must be purchased in minimum total investments of $100,000.

Pricing Prepayment Speed: The Certificates will be priced based on the following collateral prepayment assumption:

                          ARM Loans: 100% PPC (100% PPC: 4.0% - 35.0% CPR over 24 months.
                          FRM Loans: 100% PPC (100% PPC: 4.6% - 23.0% over 12
                          months)

Mortgage Loans:           As of the Cut-off Date, the aggregate principal
                          balance of the mortgage loans described herein was approximately $882,999,999 consisting primarily of fixed and hybrid adjustable rate, fully amortizing and balloon, first and second lien, conforming and non-conforming mortgage loans (the "Statistical
                          Mortgage Loans"). Information presented on approximately $99,630,468 of the Statistical Mortgage
                          Loans is based on an indicative pool. See attached collateral descriptions for more information.

                          The Mortgage Loans will be divided into the Group I Mortgage Loans and Group II Mortgage Loans.

                          As of the Cut-off Date, the "Group I Initial Mortgage Loans" consisted of fixed and hybrid adjustable rate, fully amortizing and balloon, first and second lien, conforming mortgage loans with an aggregate principal balance of approximately $283,159,882.

                          As of the Cut-off Date, the "Group II Initial Mortgage Loans", together with the Group I Initial Mortgage Loans the "Initial Mortgage Loans", consisted primarily of fixed and hybrid adjustable rate, fully amortizing and balloon, first and second lien, conforming and non-conforming mortgage loans with an aggregate principal balance of approximately $317,141,347.

                          On or prior to the Closing Date, certain Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Pre-Funding Amount:       On the Closing Date, the Seller will deposit
                          approximately $282,698,769 (the "Pre-funding Amount"), which will consist of approximately $163,338,805 to purchase additional Group 1 Mortgage Loans and approximately $119,359,965 to purchase additional
                          Group 2 Mortgage Loans into an account (the
                          "Pre-funding Account"). Funds on deposit in the Pre-funding Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. However, on the Closing Date, the
                          Seller may deliver up to approximately $183,068,301
                          (the "Additional Mortgage Loans"), which will consist of approximately $102,230,625 of Group I Mortgage
                          Loans and approximately $80,837,676 of Group II
                          Mortgage Loans, into the trust which would reduce the amount to be deposited in each Pre-funding Account.
                          Such Additional Mortgage Loans will have a Cut-off
                          Date of December 1, 2005. It is expected that after aggregation the composition and characteristics of the Subsequent
                          Mortgage Loans and Additional Mortgage Loans will be similar to those of the Statistical Mortgage Loans in all material respects.

                          The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) March 15, 2006.

                          To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

                          As of each of the Mortgage Loan's respective Cut-Off Dates, the Mortgage Loans are expected to have similar characteristics as the Statistical Mortgage Loans.

                          As of the end of November 30, 2005, approximately 2.03% of the aggregate principal balance of the Statistical Mortgage Loans were 30 to 59 days delinquent.

Statistical Information:  The information set forth herein with respect to the
                          Statistical Mortgage Loans is expected to be representative of the characteristics of the Mortgage Loans that will be included in the trust on the Closing Date and all subsequent Closing Dates. Solely for determining the principal balances of the Offered Certificates in order to minimize the variance of the principal balance of the Offered Certificates as of the Closing Date, it is estimated but not guaranteed that the aggregate principal balance of the Mortgage Loans will be approximately $882,999,999 as of the Cut-off Date. It is not expected that the initial principal balance (or notional balance) of any class of Offered Certificates (as shown on the fourth page) will increase or decrease by more than 10% by the Closing Date.

Adjusted Net Mortgage
Rate: The "Adjusted Net Mortgage Rate" for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan less the sum of (i) the servicing fee rate, (ii) the custodial fee rate, (iii) the trustee fee rate and
                          (iv) the loss mitigation fee.

Adjusted Net Maximum
Mortgage Rate:            The "Adjusted Net Maximum Mortgage Rate" for any
                          Mortgage Loan will be equal to the maximum mortgage rate for such Mortgage Loan (or the mortgage rate for such Mortgage Loan, if such Mortgage Loan has a fixed rate) less the sum of (i) the servicing fee rate, (ii) the custodial fee rate, (iii) the trustee fee rate and
                          (iv) the loss mitigation fee.

Pass-Through Rate:        The "Pass-Through Rate" on each Class of Certificates
                          will be equal to the lesser of (i) the related Formula
                          Rate and (ii) the Net WAC Rate.

Formula Rate:             The "Formula Rate" on each Class of Certificates will
                          be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) the Maximum
                          Cap.

Maximum Cap:              The "Maximum Cap" for any Distribution Date will be a
                          per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest
                          Accrual Period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates for the Mortgage
                          Loans plus an amount, expressed as a per annum rate, equal to the product of (x) a fraction the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans and (y) 12.

Net WAC Rate:             The "Net WAC Rate" is a per annum rate (subject to
                          adjustment based on the actual number of days elapsed in the related Accrual Period) equal to a fraction, expressed as a percentage, (1) the numerator of which is equal to the product of (I) for the first distribution date (A) 12 multiplied by

                          (B) the amount of interest which accrued on the Initial Mortgage Loans in the prior calendar month (after giving effect to principal prepayments) at their Adjusted Net Mortgage Rates minus the amount of any Net Swap Payment or Swap Termination Payment (only if such Swap Termination Payment was not due to an event of default or certain termination events with respect to the Swap Provider) made to the Swap Provider (II) for the second distribution date (A) 12 multiplied by (B) the sum of (i) the amount of interest which accrued on the Initial Mortgage Loans in the prior calendar month (after giving effect to principal prepayments) at their Adjusted Net Mortgage Rates and (ii) the amount of interest which accrued on the Additional Mortgage Loans in the prior calendar month (after giving effect to principal prepayments) at their Adjusted Net Mortgage Rates minus the amount of any Net Swap Payment or Swap Termination Payment (only if such Swap Termination Payment was not due to an event of default or certain termination events with respect to the Swap Provider) made to the Swap Provider and (III) thereafter, (A) 12 multiplied by
                          (B) the amount of interest which accrued on the Mortgage Loans in the prior calendar month (after giving effect to principal prepayments) at their Adjusted Net Mortgage Rates minus the amount of any Net Swap Payment or Swap Termination Payment (only if such Swap Termination Payment was not due to an event of default or certain termination events with respect to the Swap Provider) made to the Swap Provider and
                          (2) the denominator of which is equal to the sum of
                          (i) the aggregate principal balance of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs, after giving effect to principal prepayments received during the related Prepayment Period and (ii) the amounts on deposit in the Pre-Funding Accounts.

Net WAC Rate
Carryover Amount:         If on any Distribution Date the Pass-Through Rate for
                          any Class of Certificates is limited by the Net WAC
                          Rate, the "Net WAC Rate Carryover Amount" for such
                          Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on LIBOR plus the applicable margin over
                          (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any Net WAC
                          Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Swap Yield Maintenance
Agreement:                On the Closing Date, the Trustee will enter into a
                          Swap Agreement with notional amount as shown in the Swap Schedule herein. Under the Swap Agreement, the
                          Trust will be obligated to pay an amount equal to [4.900] % per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider (on an actual/360 basis), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution
                          Date. Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") pursuant to the Pooling Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling
                          Agreement. Upon early termination of the Swap
                          Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap
                          Termination Payment ") to the other party (regardless of which party caused the termination). The Swap
                          Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement and will generally be paid on the related Distribution
                          Date and on any subsequent Distribution Date until paid in full. If a swap termination is paid, and if it is not used to get a successor swap providor, the net swap payment that would normally be paid to the trust will be distributed to a reserve account available for the same shortfalls the swap would cover through the waterfall above, until the expiration of the original swap term or a successor swap provider is assigned. In the event that the Trust is required to make a Swap
                          Termination Payment, payments generally will be paid prior to distributions to Certificateholders. The Swap
                          Agreement will terminate after the Distribution Date in November 2009.

Cap Yield Maintenance
Agreement:                On the Closing Date, the Trust will enter into the
                          "Cap Yield Maintenance Agreement" to make payments in respect of any Net WAC Rate Carryover Amounts on the Certificates to the extent necessary on the Distribution Dates occurring from January 2006 to
                          October 2006. On each such Distribution Date, the counterparty to the Cap Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One
                          Month LIBOR, subject to a maximum of 10.50% over (ii) the strike price for such Distribution Date specified on the Cap Yield Maintenance Agreement Schedule herein, accrued during the related Interest Accrual
                          Period for the Certificates and (b) the notional balance for such Distribution Date specified on the Cap Yield Maintenance Agreement Schedule herein and
                          (c) the actual number of days in the related Interest
                          Accrual Period divided by 360.

Credit Enhancement:       Consists of the following:
                              1) Excess Cashflow;
                              2) Swap Yield Maintenance Agreement;
                              3) Overcollateralization Amount; and
                              4) Subordination.

Credit Support:
----------------------------------------------------------------------
                                                      Target Credit
                                                       Enhancement
                                                        On or After
Class         Rating            Initial Credit          Stepdown
              (S/M/F)            Enhancement              Date
----------------------------------------------------------------------
A            AAA/Aaa/AAA           25.65%                51.30%
M-1          AA+/Aa1/AA+           21.10%                42.20%
M-2          AA/Aa2/AA+            17.40%                34.80%
M-3          AA/Aa3/AA             15.10%                30.20%
M-4          A+/A1/AA-             13.05%                26.10%
M-5          A+/A2/A+              11.10%                22.20%
M-6          A/A3/A                 9.40%                18.80%
M-7          A-/Baa1/A-             8.00%                16.00%
M-8          BBB+/Baa2/BBB+         6.65%                13.30%
M-9          BBB/Baa3/BBB           5.50%                11.00%
M-10         BBB-/Ba1/BBB-          4.65%                 9.30%
M-11         BB+/Ba2/BB+            3.65%                 7.30%
----------------------------------------------------------------------


Excess Cashflow:          The "Excess Cashflow" for any Distribution Date will
                          be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Subordination:            If the Excess Cashflow and overcollateralization are
                          insufficient to cover Realized Losses, the certificate principal balances of the Subordinate Certificates will be reduced by such Realized Losses in reverse order of seniority.

Overcollateralization
Amount: The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates and Class P Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 3.65% of the aggregate principal balance of the sum of (i) the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Account as of the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Target, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Target is reached.

Required
Overcollateralization
Target:                   On any Distribution Date, the "Required
                          Overcollateralization Target" is equal to:

                          (i)    prior to the Stepdown Date, 3.65% of the sum of
                                 (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Account as of the Closing Date, and

                          (ii) on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:

                                 (a) 7.30% of the current principal balance of the Mortgage Loans;


                                 (b)  0.50% of the sum of (i) the aggregate
                                      principal balance of the Initial Mortgage
                                      Loans as of the Cut-off Date and (ii)
                                      amounts in the Pre-Funding Account as of the Closing Date (the "OC Floor"), and

                          (iii) during the occurrence and continuation of a Trigger Event, the Required
                                 Overcollateralization Target as of the previous Distribution Date.

Stepdown Date:            The earlier to occur of

                          (i) the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero and

                          (ii)   the later to occur of

                                 (x)  the Distribution Date occurring in
                                      December 2008 and

                                 (y) the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 51.30%.

Credit Enhancement
Percentage:               The "Senior Credit Enhancement Percentage" for a
                          Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate
                          Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

                          The "Class M-1 Credit Enhancement Percentage" for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates (except the Class M-1A and Class M-1B Certificates) and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Delinquency Trigger
Event: A "Delinquency Trigger Event" is in effect on any Distribution Date on or after the Stepdown Date, if a) the 60+ delinquency percentage exceeds 31.15% of the current Senior Credit Enhancement Percentage while the Senior Certificates are outstanding, or b) the 60+ delinquency percentage exceeds 37.90% of the current Class M-1 Credit Enhancement Percentage after the Senior Certificates are paid down to zero.

Loss Trigger Event:       A "Loss Trigger Event" is in effect any Distribution
                          Date, if the cumulative defaulted Mortgage Loans as a percentage of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding
                          Account as of the Closing Date for the related
                          Distribution Date are greater than:

--------------------------------------------------------------------------------
       Distribution Date                             Percentage
--------------------------------------------------------------------------------
 December 2007 - November 2008      1.45% for the first month plus an additional
                                     1/12th of 1.90% for each month thereafter
--------------------------------------------------------------------------------
 December 2008 - November 2009      3.35% for the first month plus an additional
                                     1/12th of 1.90% for each month thereafter
--------------------------------------------------------------------------------
 December 2009 - November 2010      5.25% for the first month plus an additional
                                     1/12th of 1.50% for each month thereafter
--------------------------------------------------------------------------------
 December 2010 - November 2011      6.75% for the first month plus an additional
                                     1/12th of 0.75% for each month thereafter
--------------------------------------------------------------------------------
 December 2011 - November 2012      7.50% for the first month plus an additional
                                     1/12th of 0.05% for each month thereafter
--------------------------------------------------------------------------------
 December 2012 and thereafter                           7.55%
--------------------------------------------------------------------------------

Trigger Event:            A "Trigger Event" is in effect with respect to any
                          Distribution Date if either a Loss Trigger Event or a Delinquency Trigger Event is in effect on such Distribution Date.

Realized Losses:          If a Mortgage Loan becomes a liquidated loan, the net
                          liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "Realized Loss."
                          Realized Losses on the Mortgage Loans will, in effect, be absorbed first by Excess Cashflow, second, to Net
                          Swap Payments received under the Swap Yield
                          Maintenance Agreement and third, by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-11
                          Certificates, second to the Class M-10 Certificates, third to the M-9 Certificates, fourth to the Class M-8
                          Certificates, fifth to the Class M-7 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5 Certificates, eighth to the Class M-4
                          Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates and eleventh, pro-rata to the Class M-1A and Class M-1B
                          Certificates. Realized Losses will not be allocated to any of the Class A Certificates.


Priority of
Distributions:            Available funds from the Mortgage Loans will be
                          distributed as follows:

                          1) Interest funds, net of servicing, custodial, trustee fees and loss mitigation fees, as follows: first, to pay monthly interest plus any previously unpaid interest to the Senior Certificates, second, to pay monthly interest to the Class M-1A and M-1B Certificates pro-rata, third, monthly interest to the Class M-2 Certificates, fourth, monthly interest to the Class M-3 Certificates, fifth, monthly interest to the Class M-4 Certificates, sixth, monthly interest to the Class M-5 Certificates, seventh, monthly interest to the Class M-6 certificates, eighth, monthly interest to the Class M-7 Certificates, ninth, monthly interest to the Class M-8 Certificates, tenth, monthly interest to the Class M-9 Certificates and, eleventh, monthly interest to the Class M-10 Certificates and twelfth, monthly interest to the Class M-11 Certificates.

                          2) Principal funds, as follows: monthly principal to the Senior Certificates, as described under "Principal Paydown", then monthly principal is paid sequentially to the Class M-1A and Class M-1B Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown," then monthly principal to the Class M-3 Certificates as described under "Principal Paydown," then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 as described under "Principal Paydown", then monthly principal to the Class M-6 as described under "Principal Paydown", then monthly principal to the Class M-7 as described under "Principal Paydown", then monthly principal to the Class M-8 as described under "Principal Paydown", then monthly principal to the Class M-9 as described under "Principal Paydown", then monthly principal to the Class M-10 as described under "Principal Paydown" and then monthly principal to the Class M-11 as described under "Principal Paydown.

                          3) Excess Cashflow as follows: as principal to the Certificates to build the Overcollateralization Amount as described under "Principal Paydown" in the order of priority described below, then any previously unpaid interest to the Class M-1A and M-1B Certificates pro-rata, then any unpaid applied Realized Loss amount to the Class M-1A and M-1B Certificates pro-rata, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9 Certificates, then any unpaid applied Realized Loss amount to the Class M-9 Certificates, then any previously unpaid interest to the Class M-10 Certificates, then any unpaid applied Realized Loss amount to the Class M-10 Certificates, then any previously unpaid interest to the Class M-11 Certificates and then any unpaid applied Realized Loss amount to the Class M-11 Certificates.

                          4) From the proceeds of the Cap Yield Maintenance Agreement, to pay any Net WAC Rate Carryover Amount pro rata based on the aggregate principal balance of the Certificates.

                          5) To the extent available, any remaining Excess Cashflow to pay any remaining Net WAC Rate Carryover Amount, first pro rata to the Senior Certificates, then to the Class M-1A and M-1B Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class M-7 Certificates, then to the Class M-8 Certificates, then to the Class M-9 Certificates, then to the Class M-10 Certificates and then to the Class M-11 Certificates.

                          6) Any remaining Excess Cashflow to the holders of certain non-offered classes of certificates as described in the pooling agreement (including any Swap Termination payment owed to the Swap Provider due to a Swap trigger event pursuant to the Swap Agreement.)

Principal Paydown:        Principal allocated to the Group II Certificates will
                          be distributed sequentially to the Class II-A1, Class
                          II-A2, Class II-A3 and Class II-A4 Certificates, in that order, until the aggregate principal balance thereof has been reduced to zero. In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior
                          Certificates from the unrelated loan group, to the extent not received from the related loan group.
                          However, if all the Subordinate Certificates are written down to zero, the related share of the principal allocable to the Group II Certificates will be distributed pro-rata, based on the current certificate principal balance until their certificate principal balances are paid to zero.

                          1) Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, provided, however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) first, Class M-1A Certificates until principal is paid down to zero and second, Class M-1B Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class M-4 Certificates, 5) Class M-5 Certificates, 6) Class M-6 Certificates, 7) Class M-7 Certificates, 8) Class M-8 Certificates, 9) Class M-9 Certificates, 10) Class M-10 Certificates and 11) Class M-11 Certificates.

                          2) On or after the Stepdown Date and if a Trigger Event is not in effect, the Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates such that the Senior Certificates will have at least 51.30% credit enhancement, second to the Class M-1A and M-1B Certificates such that the Class M-1A and M-1B Certificates will have at least 42.20% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 34.80% credit enhancement, fourth to the

                                 Class M-3 Certificates such that the Class M-3 Certificates will have at least 30.20% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 26.10% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 22.20% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 18.80% credit enhancement, eighth, to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 16.00% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 13.30% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 11.00% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 9.30% credit enhancement and twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 7.30% credit enhancement (subject, in each case, to any overcollateralization floors).

Swap Account:             Funds deposited into the Swap Account on a
                          Distribution Date will include:

                                 (i) the net swap payments owed to the Swap Provider for such Distribution Date,

                                 (ii) any net swap payments received from the Swap Provider for such Distribution Date,

                          On each Distribution Date, following the distribution of Excess Cashflow, payments shall be distributed from the Swap Account as follows:

                                 (i)    to the Swap Provider, any Net Swap
                                        Payment owed to the Swap Provider
                                        pursuant to the Swap Agreement for such
                                        Distribution Date;

                                 (ii)   to the Swap Provider, any Swap
                                        Termination Payment owed to the Swap
                                        Provider not due to a Swap Provider
                                        trigger event pursuant to the Swap
                                        Agreement;

                                 (iii) to the Senior Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

                                 (iv)   to the Subordinate Certificates,
                                        sequentially, any unpaid interest,
                                        including any accrued unpaid interest
                                        from prior Distribution Dates;

                                 (v)    to the Senior Certificates and the
                                        Subordinate Certificates, any principal
                                        in accordance with the principal payment provisions described above under "Principal Paydown" in an amount necessary to maintain the applicable Overcollateralization Target Amount;

                                 (vi)   to the Subordinate Certificates,
                                        sequentially, any remaining Allocated
                                        Realized Loss Amounts;

                                 (vii) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Senior and Subordinate Certificates to such Certificates first, pro rata, to the Senior Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1A and Class M-1B pro rata, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.

                            Mortgage Loan Statistics
                             As of the Cut-off Date

                                                                             Minimum                 Maximum
                                                                             -------                 -------
Scheduled Principal Balance                        $882,999,999               $11,620              $1,120,000
Average Scheduled Principal Balance                                                                  $171,257
Number of Mortgage Loans                                                                                5,156

Weighted Average Gross Coupon                             7.261%                4.250%                 14.750%
Weighted Average FICO Score                                 627                   491                     803
Weighted Average Combined Original LTV                    83.10%                22.22%                 100.00%

Weighted Average Original Term                       350 months            120 months              360 months
Weighted Average Stated Remaining Term               346 months            114 months              359 months
Weighted Average Seasoning                             4 months              1 months               38 months

Weighted Average Gross Margin                             5.880%                2.090%                 12.625%
Weighted Average Minimum Interest Rate                    7.250%                4.250%                 13.625%
Weighted Average Maximum Interest Rate                   14.034%                7.000%                 20.625%
Weighted Average Initial Rate Cap                         2.742%                1.000%                  7.000%
Weighted Average Subsequent Rate Cap                      1.098%                1.000%                  2.000%
Weighted Average Months to Roll                       22 months              2 months               58 months

Maturity Date                                                              May 1 2015              Nov 1 2035
Maximum Zip Code Concentration                     0.31% (92336)


ARM                                                                       82.64%
Fixed Rate                                                                17.36%

1/29 6 MO LIBOR                                                            0.03%
2/13 6 MO LIBOR                                                            0.06%
2/13 6 MO LIBOR Balloon                                                    1.83%
2/28 6 MO LIBOR                                                           38.35%
2/28 6 MO LIBOR 40/30 Balloon                                              0.10%
2/28 6 MO LIBOR IO                                                        26.72%
3/27 6 MO LIBOR                                                            7.13%
3/27 6 MO LIBOR 40/30 Balloon                                              0.01%
3/27 6 MO LIBOR IO                                                         7.36%
5/25 6 MO LIBOR                                                            0.23%
5/25 6 MO LIBOR IO                                                         0.64%
6 MO LIBOR                                                                 0.19%
Balloon 15/30                                                              2.34%
Balloon 15/30 IO                                                           0.01%
Fixed Rate                                                                13.78%
Fixed Rate 40/30 Balloon                                                   0.07%
Fixed Rate IO                                                              1.15%

Interest Only                                                             35.88%
Not Interest Only                                                         64.12%

Investor                                                                   5.64%
Primary                                                                   92.63%
Second Home                                                                1.73%

Prepay Penalty: 0 months                                                  33.93%
Prepay Penalty: 12 months                                                  3.55%
Prepay Penalty: 24 months                                                 33.75%
Prepay Penalty: 36 months                                                 27.77%
Prepay Penalty: 60 months                                                  1.00%

First Lien                                                                95.53%
Second Lien                                                                4.47%

Blended Access                                                             0.01%
Full Documentation                                                        48.94%
Limited Documentation                                                      2.42%
No Documentation                                                           3.02%
No Income Verification                                                    11.32%
Stated Documentation                                                      34.29%

Cash Out Refinance                                                        57.44%
Purchase                                                                  37.64%
Rate/Term Refinance                                                        4.92%

Condominium                                                                5.39%
Planned Unit Development                                                  15.74%
Single Family                                                             71.58%
Two-to-Four Family                                                         7.30%

Top 5 States:
California                                                                26.87%
Florida                                                                    8.07%
New York                                                                   6.13%
Ohio                                                                       5.34%
Illinois                                                                   4.88%

                                                                                            Weighted
                                                                                Weighted      Average     Weighted
                                                Current            Pct by       Average       Stated      Average      Weighted
                                  # of         Principal            Curr          Gross     Remaining     Combined      Average
Current Principal Balance         Loans         Balance           Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00         680       23,576,669.62         2.67%         9.873         245         93.34         630
   50,000.01 -   100,000.00       1,601      116,545,954.06        13.20%         8.467         325         86.55         608
  100,000.01 -   150,000.00         771       94,699,253.88        10.72%         7.462         340         83.63         621
  150,000.01 -   200,000.00         519       90,792,344.81        10.28%         7.102         350         81.07         621
  200,000.01 -   250,000.00         361       80,904,453.64         9.16%         7.142         354         81.94         626
  250,000.01 -   300,000.00         324       88,305,677.15        10.00%         6.985         354         81.67         630
  300,000.01 -   350,000.00         258       83,809,049.07         9.49%         6.768         354         81.26         634
  350,000.01 -   400,000.00         204       76,329,638.66         8.64%         6.701         354         82.14         637
  400,000.01 -   450,000.00         120       50,854,700.94         5.76%         6.905         355         83.72         631
  450,000.01 -   500,000.00         115       54,580,648.38         6.18%         6.968         354         82.33         630
  500,000.01 -   550,000.00          75       39,271,215.51         4.45%         6.814         353         84.50         639
  550,000.01 -   600,000.00          57       32,728,773.67         3.71%         6.717         356         83.61         644
  600,000.01 -   650,000.00          30       18,803,461.14         2.13%         6.968         356         82.56         645
  650,000.01 -   700,000.00          14        9,466,682.41         1.07%         7.167         356         85.15         631
  700,000.01 -   750,000.00           9        6,514,651.50         0.74%         7.182         355         82.73         640
  750,000.01 -   800,000.00           5        3,846,545.31         0.44%         6.224         355         78.00         654
  800,000.01 -   850,000.00           3        2,444,450.00         0.28%         6.541         355         81.65         645
  850,000.01 -   900,000.00           4        3,465,664.17         0.39%         6.413         356         73.37         608
  900,000.01 -   950,000.00           2        1,855,533.10         0.21%         6.978         355         75.11         650
  950,000.01 - 1,000,000 00           1          971,051.02         0.11%         5.950         356         79.27         639
1,000,000.01+                         3        3,233,580.96         0.37%         6.819         355         67.42         648
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                Current            Pct by       Average       Stated      Average      Weighted
                                  # of         Principal            Curr         Gross      Remaining     Combined      Average
Current Gross Rate Balance        Loans         Balance           Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                        4          797,299.95         0.09%         4.383         355         79.83         694
 4.500 - 4.999                       22        5,241,430.66         0.59%         4.835         350         68.07         644
 5.000 - 5.499                       84       24,827,716.11         2.81%         5.295         348         75.09         664
 5.500 - 5.999                      473      129,391,567.12        14.65%         5.821         351         76.47         662
 6.000 - 6.499                      481      115,782,305.38        13.11%         6.230         352         78.82         649
 6.500 - 6.999                      806      189,018,121.60        21.41%         6.749         354         82.28         641
 7.000 - 7.499                      487       98,539,034.04        11.16%         7.233         354         84.19         627
 7.500 - 7.999                      629      106,777,552.06        12.09%         7.757         352         86.79         606
 8.000 - 8.499                      322       45,484,719.34         5.15%         8.234         349         87.10         591
 8.500 - 8.999                      556       71,503,131.78         8.10%         8.774         346         88.04         580
 9.000 - 9.499                      297       27,504,352.14         3.11%         9.260         323         90.09         591
 9.500 - 9.999                      378       33,712,402.45         3.82%         9.772         314         89.73         586
10.000 -10.499                      216       13,828,347.87         1.57%        10.199         271         92.33         591
10.500 -10.999                      128        9,373,626.84         1.06%        10.750         296         89.76         582
11.000 -11.499                       90        3,984,392.53         0.45%        11.147         234         95.52         619
11.500 -11.999                       76        3,559,367.95         0.40%        11.733         226         95.16         620
12.000 -12.499                       38        1,461,699.73         0.17%        12.104         186         98.68         648
12.500 -12.999                       39        1,294,387.31         0.15%        12.879         175         99.75         657
13.000 -13.499                       23          712,316.92         0.08%        13.036         175         99.91         642
13.500 -13.999                        2           63,779.80         0.01%        13.677         177        100.00         636
14.000 -14.499                        4          123,911.80         0.01%        14.236         177        100.00         623
14.500 -14.999                        1           18,535.62         0.00%        14.750         177        100.00         624
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                Current            Pct by       Average       Stated      Average      Weighted
                                  # of         Principal            Curr         Gross      Remaining     Combined      Average
FICO                              Loans         Balance           Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
400-499                               1          214,177.61         0.02%         6.250         356         70.49         491
500-524                             156       22,519,523.51         2.55%         8.688         356         80.87         518
525-549                             507       69,245,009.02         7.84%         8.686         356         84.39         537
550-574                             559       82,117,225.92         9.30%         8.110         355         84.95         561
575-599                             476       86,422,913.78         9.79%         7.405         355         83.94         587
600-624                             813      137,864,789.45        15.61%         7.202         346         83.95         612
625-649                           1,000      173,283,141.09        19.62%         6.985         342         83.00         638
650-674                             826      154,520,730.98        17.50%         6.924         341         82.46         660
675-699                             416       75,500,328.57         8.55%         6.700         340         81.52         686
700+                                402       81,312,159.07         9.21%         6.498         337         81.41         730
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Combined Original LTV             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                        64       10,261,618.29         1.16%         6.054         322         41.13         666
 50.00- 54.99                        33        5,919,166.49         0.67%         5.846         332         52.01         649
 55.00- 59.99                        47       10,989,140.67         1.24%         6.050         346         57.37         653
 60.00- 64.99                        50       10,120,264.80         1.15%         6.118         349         62.53         643
 65.00- 69.99                        86       17,824,259.15         2.02%         6.496         348         67.45         623
 70.00- 74.99                       153       34,036,977.35         3.85%         6.716         351         71.99         629
 75.00- 79.99                       355       78,423,631.41         8.88%         6.859         353         77.46         616
 80.00                            1,511      314,810,513.46        35.65%         6.719         355         80.00         644
 80.01- 84.99                       172       35,604,241.88         4.03%         6.957         351         83.37         613
 85.00- 89.99                       621      108,420,511.80        12.28%         7.728         353         86.23         599
 90.00- 94.99                       794      131,245,482.77        14.86%         7.891         355         90.41         604
 95.00- 99.99                       339       52,309,362.15         5.92%         8.172         342         95.40         613
100.00                              931       73,034,828.78         8.27%         8.770         270        100.00         655
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Original Term (months)            Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
120                                   3          142,998.04         0.02%         6.992         116         64.69         668
180                                 836       47,699,108.85         5.40%         9.384         176         93.72         662
240                                  12        1,562,638.08         0.18%         6.146         235         70.88         652
300                                   2          134,061.98         0.02%         8.398         296         83.95         614
360                               4,303      833,461,192.05        94.39%         7.142         356         82.52         625
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Stated Remaining Term (months)    Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 61-120                               3          142,998.04         0.02%         6.992         116         64.69         668
121-180                             836       47,699,108.85         5.40%         9.384         176         93.72         662
181-240                              12        1,562,638.08         0.18%         6.146         235         70.88         652
241-300                               2          134,061.98         0.02%         8.398         296         83.95         614
301-360                           4,303      833,461,192.05        94.39%         7.142         356         82.52         625
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Debt Ratio                        Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                        201       24,778,779.36         2.81%         7.556         331         81.07         624
20.01 -25.00                        228       27,474,162.04         3.11%         7.497         338         81.37         620
25.01 -30.00                        349       46,147,361.08         5.23%         7.329         339         82.97         620
30.01 -35.00                        469       73,563,405.48         8.33%         7.256         346         83.62         627
35.01 -40.00                        805      127,167,784.72        14.40%         7.256         346         82.86         632
40.01 -45.00                      1,044      189,119,384.17        21.42%         7.287         347         83.81         633
45.01 -50.00                      1,457      266,163,235.36        30.14%         7.400         347         84.18         620
50.01 -55.00                        403       88,142,144.27         9.98%         6.852         349         82.70         619
55.01 -60.00                         42       11,854,869.49         1.34%         6.386         336         69.96         617
         60.01+                       6        2,282,322.85         0.26%         6.474         356         87.92         655
None                                152       26,306,550.18         2.98%         6.915         342         77.74         689
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
FRM/ARM                           Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                               3,881      729,747,588.49        82.64%         7.251         352         83.63         623
Fixed Rate                        1,275      153,252,410.51        17.36%         7.312         318         80.59         648
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Product                           Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1/29 6 MO LIBOR                       1          240,536.33         0.03%         6.000         353         95.00         668
2/13 6 MO LIBOR                      11          558,285.75         0.06%         9.709         177         99.19         677
2/13 6 MO LIBOR Balloon             255       16,129,142.87         1.83%         9.621         177         99.31         667
2/28 6 MO LIBOR                   2,223      338,610,496.59        38.35%         7.745         356         83.77         598
2/28 6 MO LIBOR 40/30 Balloon         3          915,411.67         0.10%         7.775         357         79.36         632
2/28 6 MO LIBOR IO                  798      235,895,529.27        26.72%         6.614         356         81.87         653
3/27 6 MO LIBOR                     321       62,967,757.85         7.13%         7.205         356         84.53         607
3/27 6 MO LIBOR 40/30 Balloon         1           89,212.00         0.01%         7.150         358         80.00         724
3/27 6 MO LIBOR IO                  230       65,028,954.03         7.36%         6.533         356         84.82         641
5/25 6 MO LIBOR                       8        1,992,955.56         0.23%         6.628         354         83.98         664
5/25 6 MO LIBOR IO                   20        5,618,564.49         0.64%         6.389         355         78.04         679
6 MO LIBOR                           10        1,700,742.08         0.19%         6.445         356         87.30         579
Balloon 15/30                       457       20,659,499.14         2.34%        10.316         175         99.16         657
Balloon 15/30 IO                      1          122,000.00         0.01%         6.375         175         71.76         753
Fixed Rate                          779      121,708,541.18        13.78%         6.881         339         77.57         644
Fixed Rate 40/30 Balloon              3          625,410.64         0.07%         5.716         358         70.13         676
Fixed Rate IO                        35       10,136,959.55         1.15%         6.473         355         79.75         669
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Interest Only                     Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                     1,084      316,802,007.34        35.88%         6.589         356         82.33         652
Not Interest Only                 4,072      566,197,991.66        64.12%         7.638         340         83.54         613
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
Prepayment Penalty                # of          Principal           Curr         Gross      Remaining     Combined      Average
Original Term (months)            Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months         1,717      299,583,639.75        33.93%         7.492         343         82.45         630
Prepay Penalty: 12 months           117       31,352,389.94         3.55%         7.049         346         81.91         651
Prepay Penalty: 24 months         1,734      298,020,738.50        33.75%         7.198         344         84.10         624
Prepay Penalty: 36 months         1,539      245,171,110.80        27.77%         7.100         350         82.80         626
Prepay Penalty: 60 months            49        8,872,120.01         1.00%         6.849         352         84.36         618
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Lien                              Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                        4,377      843,514,376.41        95.53%         7.130         354         82.35         626
Second Lien                         779       39,485,622.59         4.47%        10.071         177         99.30         662
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Documentation Type                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Blended Access                        1          124,200.00         0.01%         7.500         355         90.00         695
Full Documentation                2,772      432,132,909.07        48.94%         7.177         347         83.79         610
Limited Documentation               121       21,352,520.08         2.42%         7.683         354         85.88         591
No Documentation                    156       26,632,875.36         3.02%         6.917         342         77.63         689
No Income Verification              425       99,936,633.88        11.32%         6.632         351         81.41         659
Stated Documentation              1,681      302,820,860.61        34.29%         7.590         342         82.96         639
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Loan Purpose                      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                2,843      507,197,345.12        57.44%         7.340         350         82.11         614
Purchase                          2,033      332,320,248.43        37.64%         7.134         340         84.82         649
Rate/Term Refinance                 280       43,482,405.45         4.92%         7.318         343         81.58         620
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Property Type                     Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Condominium                         256       47,550,884.51         5.39%         6.976         349         82.85         645
Planned Unit Development            595      139,021,687.27        15.74%         6.994         346         82.94         636
Single Family                     3,970      632,011,233.20        71.58%         7.297         346         83.27         624
Two-to-Four Family                  335       64,416,194.02         7.30%         7.697         341         82.01         630
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Occupancy Status                  Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Investor                            416       49,834,637.10         5.64%         8.109         356         81.79         625
Primary                           4,662      817,930,458.09        92.63%         7.194         345         83.19         628
Second Home                          78       15,234,903.81         1.73%         8.089         348         82.87         620
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
                                  Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                              40        2,689,739.67         0.30%         8.535         339         87.17         595
Alaska                                1           59,151.29         0.01%         6.500         356         85.00         616
Arizona                             134       25,669,197.35         2.91%         7.193         341         82.31         640
Arkansas                             54        4,858,782.58         0.55%         8.226         350         87.12         609
California                          798      237,246,822.78        26.87%         6.609         344         81.85         646
Colorado                            116       18,909,834.76         2.14%         6.959         338         82.67         649
Connecticut                          31        8,164,761.26         0.92%         7.458         345         79.01         615
Delaware                             21        3,862,948.61         0.44%         7.489         350         85.88         616
District of Columbia                  5          618,351.12         0.07%         7.131         346         71.07         654
Florida                             424       71,282,438.19         8.07%         7.295         343         83.30         626
Georgia                             156       23,533,626.80         2.67%         7.817         348         85.57         613
Hawaii                                3          934,500.00         0.11%         6.173         356         81.45         673
Idaho                                24        1,997,445.88         0.23%         7.256         298         85.80         633
Illinois                            254       43,113,598.66         4.88%         7.318         349         82.36         615
Indiana                             122       12,400,632.69         1.40%         8.102         350         86.96         600
Iowa                                 17        1,640,786.13         0.19%         7.829         354         86.07         618
Kansas                               41        3,949,161.31         0.45%         8.286         351         88.10         598
Kentucky                             26        2,034,490.07         0.23%         8.300         350         89.15         588
Louisiana                            96       11,751,301.44         1.33%         7.824         351         84.25         606
Maine                                41        6,918,520.36         0.78%         7.749         351         81.54         613
Maryland                            105       27,053,263.49         3.06%         6.949         352         81.53         634
Massachusetts                       113       27,513,535.05         3.12%         7.285         346         82.73         623
Michigan                            288       33,986,062.40         3.85%         7.954         350         86.19         605
Minnesota                            38        7,246,884.55         0.82%         7.464         346         86.50         629
Mississippi                          57        4,809,123.02         0.54%         8.613         349         87.47         606
Missouri                            158       15,642,969.50         1.77%         8.109         349         86.35         609
Montana                               5          417,678.65         0.05%         7.311         310         84.82         623
Nebraska                             10        1,025,949.24         0.12%         7.975         343         86.06         580
Nevada                               57       11,019,588.63         1.25%         7.136         339         82.82         631
New Hampshire                        11        1,923,843.35         0.22%         7.463         348         85.48         607
New Jersey                           96       24,716,271.69         2.80%         7.377         352         82.94         616
New Mexico                           26        2,789,022.64         0.32%         8.105         337         88.31         612
New York                            240       54,098,290.12         6.13%         6.892         346         77.77         632
North Carolina                      152       19,713,446.35         2.23%         7.721         349         83.76         622
North Dakota                          1          165,469.23         0.02%         8.100         353         95.00         552
Ohio                                448       47,159,804.02         5.34%         8.126         351         86.47         603
Oklahoma                             69        6,181,058.39         0.70%         8.300         349         86.98         601
Oregon                               53        5,957,293.85         0.67%         7.172         314         85.68         646
Pennsylvania                        190       19,762,952.64         2.24%         8.029         351         85.45         598
Rhode Island                         10        1,139,686.34         0.13%         8.153         301         83.75         665
South Carolina                       91       11,498,674.46         1.30%         7.983         352         84.87         604
South Dakota                          4          316,791.75         0.04%         7.392         344         97.94         648
Tennessee                           104        8,826,500.67         1.00%         8.110         345         87.95         598
Texas                               132       15,926,855.99         1.80%         7.228         339         82.69         643
Utah                                 43        4,711,817.79         0.53%         7.493         330         86.33         625
Vermont                               6          967,837.04         0.11%         7.512         355         82.92         578
Virginia                            102       24,210,063.12         2.74%         6.949         349         80.90         643
Washington                           77       14,300,116.58         1.62%         7.006         339         84.49         626
West Virginia                        12        1,449,862.97         0.16%         8.923         354         84.44         597
Wisconsin                            46        6,030,276.64         0.68%         8.216         354         85.53         595
Wyoming                               8          802,917.89         0.09%         7.130         347         84.10         628
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Gross Margin                      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                        1          283,845.67         0.04%         5.950         356         89.06         634
 3.500 - 3.999                        9        1,998,733.78         0.27%         5.890         356         66.66         659
 4.000 - 4.499                       76       13,823,572.29         1.89%         5.823         356         69.01         664
 4.500 - 4.999                      394       85,886,995.93        11.77%         6.384         356         78.19         671
 5.000 - 5.499                      625      163,720,244.26        22.44%         6.404         355         80.00         647
 5.500 - 5.999                      739      150,968,941.03        20.69%         7.079         356         83.35         619
 6.000 - 6.499                      779      135,773,185.42        18.61%         7.751         355         87.09         601
 6.500 - 6.999                      611       98,221,079.83        13.46%         8.228         354         86.90         586
 7.000 - 7.499                      294       42,567,326.37         5.83%         8.281         350         87.70         588
 7.500 - 7.999                       96       15,191,308.91         2.08%         8.078         326         92.02         615
 8.000 - 8.499                      109       10,304,931.67         1.41%         8.976         274         95.70         624
 8.500 - 8.999                       33        4,089,102.06         0.56%         8.495         289         92.55         616
 9.000 - 9.499                       86        4,484,370.75         0.61%         9.972         203         98.05         626
 9.500 - 9.999                       12        1,401,987.37         0.19%         8.841         302         90.46         667
10.000 -10.499                        7          458,662.56         0.06%        10.367         265         92.17         613
10.500 -10.999                        2          231,459.39         0.03%        11.814         177        100.00         658
11.000 -11.499                        3          108,941.03         0.01%        12.125         177        100.00         640
11.500 -11.999                        1           47,975.31         0.01%        12.500         177        100.00         668
12.000+                               4          184,924.86         0.03%        13.220         177        100.00         635
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,881      729,747,588.49       100.00%         7.251         352         83.63         623



                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Minimum Interest Rate             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                        4          797,299.95         0.11%         4.383         355         79.83         694
 4.500 - 4.999                       21        5,012,279.70         0.69%         4.828         355         68.47         640
 5.000 - 5.499                       68       19,952,540.57         2.73%         5.284         355         77.24         649
 5.500 - 5.999                      334       94,720,636.94        12.98%         5.820         355         78.69         657
 6.000 - 6.499                      376       93,843,001.75        12.86%         6.233         355         80.49         647
 6.500 - 6.999                      660      160,603,724.57        22.01%         6.756         356         82.52         641
 7.000 - 7.499                      421       87,726,050.83        12.02%         7.234         355         84.38         626
 7.500 - 7.999                      511       91,755,821.84        12.57%         7.754         354         86.65         604
 8.000 - 8.499                      273       41,358,692.73         5.67%         8.234         350         87.10         589
 8.500 - 8.999                      450       63,486,671.91         8.70%         8.773         353         87.72         575
 9.000 - 9.499                      231       23,342,853.08         3.20%         9.269         331         89.86         587
 9.500 - 9.999                      263       26,432,032.99         3.62%         9.755         336         88.31         574
10.000 -10.499                      164       11,514,552.97         1.58%        10.219         280         91.54         581
10.500 -10.999                       63        6,134,046.94         0.84%        10.729         333         87.17         557
11.000 -11.499                       20        1,509,027.75         0.21%        11.188         324         89.58         562
11.500 -11.999                       13        1,173,084.44         0.16%        11.659         304         89.63         570
12.000 -12.499                        4          152,369.36         0.02%        12.175         227         92.87         606
12.500 -12.999                        1           47,975.31         0.01%        12.500         177        100.00         668
13.000 -13.499                        3          149,939.49         0.02%        13.125         177        100.00         634
13.500 -13.999                        1           34,985.37         0.00%        13.625         177        100.00         639
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,881      729,747,588.49       100.00%         7.251         352         83.63         623


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Maximum Interest Rate             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 7.000 - 7.499                        1          147,264.47         0.02%         7.500         355         90.00         529
10.500 -10.999                        4        1,015,995.44         0.14%         4.926         355         77.33         654
11.000 -11.499                       21        7,183,220.75         0.98%         5.202         355         79.98         665
11.500 -11.999                      115       39,477,944.77         5.41%         5.711         355         78.05         663
12.000 -12.499                      168       48,237,363.07         6.61%         5.946         355         78.45         650
12.500 -12.999                      385      101,765,878.49        13.95%         6.194         355         79.69         654
13.000 -13.499                      338       78,099,664.32        10.70%         6.470         355         81.52         639
13.500 -13.999                      564      130,103,024.75        17.83%         6.862         356         83.36         635
14.000 -14.499                      360       72,964,057.65        10.00%         7.303         355         85.09         625
14.500 -14.999                      463       80,845,417.33        11.08%         7.771         354         86.40         599
15.000 -15.499                      259       37,811,125.86         5.18%         8.258         349         86.85         588
15.500 -15.999                      444       62,159,042.61         8.52%         8.778         353         87.67         575
16.000 -16.499                      227       22,789,574.36         3.12%         9.272         331         89.98         588
16.500 -16.999                      263       26,432,032.99         3.62%         9.755         336         88.31         574
17.000 -17.499                      164       11,514,552.97         1.58%        10.219         280         91.54         581
17.500 -17.999                       63        6,134,046.94         0.84%        10.729         333         87.17         557
18.000 -18.499                       20        1,509,027.75         0.21%        11.188         324         89.58         562
18.500 -18.999                       13        1,173,084.44         0.16%        11.659         304         89.63         570
19.000 -19.499                        4          152,369.36         0.02%        12.175         227         92.87         606
19.500 -19.999                        1           47,975.31         0.01%        12.500         177        100.00         668
20.000 -20.499                        3          149,939.49         0.02%        13.125         177        100.00         634
20.500 -20.999                        1           34,985.37         0.00%        13.625         177        100.00         639
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,881      729,747,588.49       100.00%         7.251         352         83.63         623


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Initial Periodic Rate Cap         Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                14        2,354,356.94         0.32%         6.626         356         88.57         598
1.500                               504      123,850,989.79        16.97%         6.850         356         85.87         614
2.000                                 2          366,536.33         0.05%         6.773         354         93.28         639
3.000                             3,358      602,375,227.67        82.55%         7.336         351         83.15         625
6.000                                 2          561,277.76         0.08%         7.103         356         86.57         609
7.000                                 1          239,200.00         0.03%         6.150         355         80.00         635
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,881      729,747,588.49       100.00%         7.251         352         83.63         623


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Subsequent Periodic Rate Cap      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                             3,102      587,518,711.07        80.51%         7.268         356         82.71         624
1.500                               775      141,499,246.49        19.39%         7.175         335         87.46         620
2.000                                 4          729,630.93         0.10%         7.925         354         87.34         579
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,881      729,747,588.49       100.00%         7.251         352         83.63         623


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Next Rate Change Date             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
01/01/06                             10        1,700,742.08         0.23%         6.445         356         87.30         579
04/01/06                              2          299,664.01         0.04%         6.913         348         92.04         645
10/01/06                              2          337,854.65         0.05%         7.870         344         81.41         611
11/01/06                              1          225,697.51         0.03%         9.100         347         67.71         504
12/01/06                              1          105,307.66         0.01%         6.990         349         85.00         561
03/01/07                              4          873,164.41         0.12%         7.373         352         83.44         567
04/01/07                            164       24,658,280.40         3.38%         7.497         353         84.46         611
05/01/07                            582       99,739,286.76        13.67%         7.354         354         82.93         615
06/01/07                            941      201,771,026.44        27.65%         6.878         355         81.94         633
07/01/07                            178       45,901,635.90         6.29%         6.878         356         85.72         617
08/01/07                            145       21,991,318.95         3.01%         7.589         339         88.25         609
09/01/07                            476       58,125,000.69         7.97%         8.071         312         88.61         631
10/01/07                            491       86,166,102.92        11.81%         7.759         358         82.33         614
11/01/07                            306       52,309,044.51         7.17%         7.901         358         81.93         611
04/01/08                              5        1,056,457.19         0.14%         6.236         353         81.24         653
05/01/08                             23        6,410,905.11         0.88%         6.989         354         82.90         648
06/01/08                            104       26,443,594.64         3.62%         6.602         355         82.40         655
07/01/08                            380       88,089,732.77        12.07%         6.893         356         85.67         612
08/01/08                              7        1,522,935.16         0.21%         7.446         356         88.31         651
09/01/08                             11        1,728,616.29         0.24%         7.605         357         81.87         637
10/01/08                             15        1,756,088.39         0.24%         7.542         358         81.35         627
11/01/08                              5          923,612.00         0.13%         7.229         358         77.50         663
04/01/10                              1          194,601.43         0.03%         7.500         353         95.00         643
05/01/10                              6        1,647,580.04         0.23%         6.221         354         80.61         683
06/01/10                             20        5,675,952.26         0.78%         6.449         355         78.69         675
10/01/10                              1           93,386.32         0.01%         8.500         358         85.00         635
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,881      729,747,588.49       100.00%         7.251         352         83.63         623


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Originator                        Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
ACCREDITED                            1          243,000.00         0.03%         6.990         347         81.96         638
COUNTRYWIDE                         649      150,577,067.74        17.05%         6.861         356         85.66         614
DECISION ONE                          1          105,307.66         0.01%         6.990         349         85.00         561
FIRST FRANKLIN                      589      161,156,976.80        18.25%         6.543         352         81.29         653
MERITAGE                            352       19,522,864.79         2.21%         9.857         178         99.07         665
NOVASTAR                          3,562      550,917,221.70        62.39%         7.489         347         82.38         622
WMC                                   2          477,560.31         0.05%         7.460         348         76.10         606
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Servicer                          Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                         649      150,577,067.74        17.05%         6.861         356         85.66         614
JPMCHASE                          3,919      571,299,577.29        64.70%         7.570         341         82.94         623
NATCITY                             588      161,123,353.97        18.25%         6.542         352         81.29         653
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Interest Only Term                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
   0                              4,072      566,197,991.66        64.12%         7.638         340         83.54         613
  24                                 74       23,631,030.63         2.68%         6.611         356         87.48         636
  36                                142       39,794,097.83         4.51%         6.605         356         87.28         628
  60                                849      248,385,350.14        28.13%         6.588         355         81.21         656
 120                                 19        4,991,528.74         0.57%         6.392         355         74.23         694
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Silent Second Flag                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
No Silent Second                  3,802      584,078,003.33        66.15%         7.603         341         84.84         616
Silent Second                     1,354      298,921,995.67        33.85%         6.594         355         79.71         650
------------------------------------------------------------------------------------------------------------------------------------
Total                             5,156      882,999,999.00       100.00%         7.261         346         83.10         627


                        Group I Mortgage Loan Statistics
                             As of the Cut-off Date

                                                                              Minimum              Maximum
                                                                              -------              -------
Scheduled Principal Balance                        $446,498,687               $12,989              $640,000
Average Scheduled Principal Balance                                                                $132,532
Number of Mortgage Loans                                                                              3,369

Weighted Average Gross Coupon                             7.467%                4.250%               12.990%
Weighted Average FICO Score                                 613                   500                   800
Weighted Average Combined Original LTV                    82.27%                22.22%               100.00%

Weighted Average Original Term                       353 months            120 months            360 months
Weighted Average Stated Remaining Term               349 months            114 months            359 months
Weighted Average Seasoning                             4 months              1 months             13 months

Weighted Average Gross Margin                             5.922%                2.090%                7.999%
Weighted Average Minimum Interest Rate                    7.537%                4.250%               12.300%
Weighted Average Maximum Interest Rate                   14.406%                7.000%               19.300%
Weighted Average Initial Rate Cap                         2.795%                1.000%                7.000%
Weighted Average Subsequent Rate Cap                      1.072%                1.000%                2.000%
Weighted Average Months to Roll                       22 months              2 months             58 months

Maturity Date                                                              May 1 2015            Nov 1 2035
Maximum Zip Code Concentration                             0.38%  90044


ARM                                                                       78.70%
Fixed Rate                                                                21.30%

1/29 6 MO LIBOR                                                            0.05%
2/13 6 MO LIBOR                                                            0.01%
2/13 6 MO LIBOR Balloon                                                    0.23%
2/28 6 MO LIBOR                                                           50.79%
2/28 6 MO LIBOR 40/30 Balloon                                              0.13%
2/28 6 MO LIBOR IO                                                        14.28%
3/27 6 MO LIBOR                                                            7.23%
3/27 6 MO LIBOR IO                                                         5.10%
5/25 6 MO LIBOR                                                            0.30%
5/25 6 MO LIBOR IO                                                         0.46%
6 MO LIBOR                                                                 0.11%
Balloon 15/30                                                              1.64%
Balloon 15/30 IO                                                           0.03%
Fixed Rate                                                                18.66%
Fixed Rate 40/30 Balloon                                                   0.06%
Fixed Rate IO                                                              0.91%

Interest Only                                                             20.78%
Not Interest Only                                                         79.22%

Investor                                                                   9.81%
Primary                                                                   88.44%
Second Home                                                                1.75%

Prepay Penalty:  0 months                                                 33.53%
Prepay Penalty: 12 months                                                  1.61%
Prepay Penalty: 24 months                                                 30.60%
Prepay Penalty: 36 months                                                 34.26%

First Lien                                                                97.98%
Second Lien                                                                2.02%

Blended Access                                                             0.03%
Full Documentation                                                        53.96%
Limited Documentation                                                      3.41%
No Documentation                                                           2.73%
No Income Verification                                                     9.53%
Stated Documentation                                                      30.35%

Cash Out Refinance                                                        77.45%
Purchase                                                                  14.83%
Rate/Term Refinance                                                        7.72%

Condominium                                                                4.46%
Planned Unit Development                                                  10.08%
Single Family                                                             75.70%
Two-to-Four Family                                                         9.76%

Top 5 States:
California                                                                13.80%
Ohio                                                                       8.62%
Florida                                                                    7.78%
New York                                                                   6.73%
Illinois                                                                   6.37%

                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Current Principal Balance         Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00             410       14,980,564.39         3.36%         9.469         276         89.98         623
 50,000.01 - 100,000.00           1,236       90,187,419.86        20.20%         8.289         345         84.51         598
100,000.01 - 150,000.00             600       73,545,115.41        16.47%         7.376         353         82.59         614
150,000.01 - 200,000.00             408       71,190,141.48        15.94%         7.144         352         80.37         615
200,000.01 - 250,000.00             269       60,114,295.50        13.46%         7.267         354         82.01         616
250,000.01 - 300,000.00             225       61,358,246.98        13.74%         7.071         353         80.57         621
300,000.01 - 350,000.00             179       58,032,470.37        13.00%         6.872         354         80.81         621
350,000.01 - 400,000.00              24        8,799,826.21         1.97%         6.989         356         83.26         620
400,000.01 - 450,000.00               8        3,324,838.21         0.74%         7.343         355         83.75         622
450,000.01 - 500,000.00               7        3,283,051.11         0.74%         7.629         356         74.63         584
500,000.01 - 550,000.00               2        1,042,717.81         0.23%         7.375         355         92.52         609
600,000.01 - 650,000.00               1          640,000.00         0.14%         8.250         354         80.00         719
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Current Gross Rate                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                        2          320,927.70         0.07%         4.282         356         80.08         632
 4.500 - 4.999                       14        2,365,862.16         0.53%         4.824         344         58.90         653
 5.000 - 5.499                       48        9,503,929.48         2.13%         5.284         345         71.29         651
 5.500 - 5.999                      267       53,470,072.75        11.98%         5.821         344         72.31         661
 6.000 - 6.499                      284       50,994,779.60        11.42%         6.237         349         77.54         647
 6.500 - 6.999                      487       79,783,566.48        17.87%         6.758         353         81.80         632
 7.000 - 7.499                      328       49,369,772.23        11.06%         7.237         354         83.57         617
 7.500 - 7.999                      483       64,975,255.62        14.55%         7.758         353         86.21         599
 8.000 - 8.499                      245       28,982,450.91         6.49%         8.244         353         86.15         584
 8.500 - 8.999                      442       49,275,440.57        11.04%         8.771         352         86.81         574
 9.000 - 9.499                      201       18,202,835.19         4.08%         9.250         350         86.80         565
 9.500 - 9.999                      275       21,530,742.16         4.82%         9.747         341         87.13         567
10.000 -10.499                       89        6,453,403.05         1.45%        10.227         334         87.71         556
10.500 -10.999                       86        6,543,108.25         1.47%        10.750         324         86.81         564
11.000 -11.499                       35        1,470,644.93         0.33%        11.146         274         95.16         597
11.500 -11.999                       46        2,145,278.98         0.48%        11.715         255         93.62         598
12.000 -12.499                       18          609,822.79         0.14%        12.123         188         98.15         640
12.500 -12.999                       19          500,794.48         0.11%        12.895         175        100.00         663
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
FICO                              Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
500-524                             137       18,231,841.04         4.08%         8.845         356         81.32         518
525-549                             443       51,966,648.95        11.64%         8.820         355         84.23         537
550-574                             479       57,275,325.37        12.83%         8.234         355         85.04         561
575-599                             362       52,972,754.39        11.86%         7.443         355         82.98         587
600-624                             482       68,368,577.68        15.31%         7.184         352         83.46         611
625-649                             611       79,618,097.70        17.83%         7.087         342         82.35         637
650-674                             435       58,128,669.63        13.02%         6.969         342         81.10         660
675-699                             238       31,996,022.40         7.17%         6.597         343         78.10         686
700+                                182       27,940,750.17         6.26%         6.327         339         76.24         733
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Combined Original LTV             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                        57        7,676,592.67         1.72%         5.967         312         40.72         666
 50.00- 54.99                        28        4,705,768.62         1.05%         5.876         326         52.34         653
 55.00- 59.99                        41        7,749,569.68         1.74%         5.928         341         57.20         651
 60.00- 64.99                        44        7,801,341.02         1.75%         6.151         347         62.70         649
 65.00- 69.99                        78       14,613,736.85         3.27%         6.582         346         67.21         622
 70.00- 74.99                       120       18,768,130.51         4.20%         6.888         347         72.15         619
 75.00- 79.99                       255       40,639,062.78         9.10%         7.216         353         77.09         606
        80.00                       857      120,805,957.68        27.06%         7.073         355         80.00         629
 80.01- 84.99                       135       20,056,505.03         4.49%         7.200         354         83.17         605
 85.00- 89.99                       525       74,489,449.09        16.68%         7.849         353         86.09         595
 90.00- 94.99                       644       78,841,493.12        17.66%         8.133         355         90.42         591
 95.00- 99.99                       232       28,635,842.53         6.41%         8.133         350         95.17         602
100.00                              353       21,715,237.75         4.86%         8.758         288        100.00         648
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Original Term (months)            Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
120                                   3          142,998.04         0.03%         6.992         116         64.69         668
180                                 316       15,888,195.59         3.56%         8.531         175         84.22         663
240                                  10        1,163,561.17         0.26%         6.151         235         68.62         644
300                                   2          134,061.98         0.03%         8.398         296         83.95         614
360                               3,038      429,169,870.55        96.12%         7.431         356         82.24         612
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Stated Remaining Term (months)    Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 61-120                               3          142,998.04         0.03%         6.992         116         64.69         668
121-180                             316       15,888,195.59         3.56%         8.531         175         84.22         663
181-240                              10        1,163,561.17         0.26%         6.151         235         68.62         644
241-300                               2          134,061.98         0.03%         8.398         296         83.95         614
301-360                           3,038      429,169,870.55        96.12%         7.431         356         82.24         612
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Debt Ratio                        Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                        144       12,409,302.95         2.78%         7.899         333         80.08         611
20.01 -25.00                        167       15,634,243.41         3.50%         7.643         342         80.83         614
25.01 -30.00                        251       28,106,129.47         6.29%         7.492         342         82.04         614
30.01 -35.00                        326       40,881,257.49         9.16%         7.491         348         82.79         616
35.01 -40.00                        525       64,222,311.44        14.38%         7.523         349         82.12         618
40.01 -45.00                        646       89,511,589.46        20.05%         7.494         351         83.00         615
45.01 -50.00                        947      137,080,183.61        30.70%         7.559         352         83.65         607
50.01 -55.00                        244       39,233,479.30         8.79%         7.166         353         82.30         603
55.01 -60.00                         29        6,879,075.54         1.54%         6.530         328         67.39         609
60.01+                                2          699,000.00         0.16%         6.293         356         88.41         656
None                                 88       11,842,114.66         2.65%         6.671         337         72.65         680
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
FRM/ARM                           Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                               2,523      351,408,092.88        78.70%         7.538         355         83.46         606
Fixed Rate                          846       95,090,594.45        21.30%         7.203         326         77.87         642
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Product                           Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1/29 6 MO LIBOR                       1          240,536.33         0.05%         6.000         353         95.00         668
2/13 6 MO LIBOR                       2           64,098.41         0.01%         7.634         177        100.00         717
2/13 6 MO LIBOR Balloon              25        1,014,892.13         0.23%         8.354         177         99.31         696
2/28 6 MO LIBOR                   1,818      226,790,141.93        50.79%         7.898         356         83.65         591
2/28 6 MO LIBOR 40/30 Balloon         2          575,200.00         0.13%         8.323         357         80.00         618
2/28 6 MO LIBOR IO                  329       63,767,187.59        14.28%         6.816         356         82.41         643
3/27 6 MO LIBOR                     211       32,270,102.80         7.23%         7.162         356         83.61         598
3/27 6 MO LIBOR IO                  115       22,784,067.98         5.10%         6.637         356         83.98         640
5/25 6 MO LIBOR                       7        1,349,740.21         0.30%         6.932         355         81.11         644
5/25 6 MO LIBOR IO                   10        2,043,894.49         0.46%         6.351         355         77.98         694
6 MO LIBOR                            3          508,231.01         0.11%         6.161         356         89.39         605
Balloon 15/30                       207        7,306,270.21         1.64%        10.448         175         99.21         658
Balloon 15/30 IO                      1          122,000.00         0.03%         6.375         175         71.76         753
Fixed Rate                          615       83,308,676.57        18.66%         6.959         338         76.22         639
Fixed Rate 40/30 Balloon              2          286,266.58         0.06%         5.557         358         70.29         679
Fixed Rate IO                        21        4,067,381.09         0.91%         6.533         356         74.22         675
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Interest Only                     Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                       476       92,784,531.15        20.78%         6.749         355         82.32         645
Not Interest Only                 2,893      353,714,156.18        79.22%         7.655         347         82.25         605
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
Prepayment Penalty                # of          Principal           Curr         Gross      Remaining     Combined      Average
Original Term (months)            Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months         1,064      149,731,998.10        33.53%         7.598         346         81.09         617
Prepay Penalty: 12 months            38        7,167,079.21         1.61%         7.322         343         83.29         628
Prepay Penalty: 24 months         1,039      136,621,498.74        30.60%         7.440         352         83.88         606
Prepay Penalty: 36 months         1,228      152,978,111.28        34.26%         7.370         349         81.94         616
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Lien                              Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                        3,109      437,477,624.63        97.98%         7.408         352         81.91         612
Second Lien                         260        9,021,062.70         2.02%        10.301         175         99.44         664
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Documentation Type                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Blended Access                        1          124,200.00         0.03%         7.500         355         90.00         695
Full Documentation                1,955      240,934,563.42        53.96%         7.421         350         83.19         600
Limited Documentation               104       15,206,305.61         3.41%         7.903         354         85.25         587
No Documentation                     92       12,168,439.84         2.73%         6.681         337         72.54         681
No Income Verification              260       42,549,694.63         9.53%         6.884         348         81.36         642
Stated Documentation                957      135,515,483.83        30.35%         7.753         348         81.44         626
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Loan Purpose                      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                2,407      345,818,444.89        77.45%         7.455         350         81.60         610
Purchase                            713       66,214,940.29        14.83%         7.543         346         85.76         633
Rate/Term Refinance                 249       34,465,302.15         7.72%         7.439         346         82.21         615
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Property Type                     Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Condominium                         147       19,909,201.01         4.46%         7.241         349         82.37         638
Planned Unit Development            259       45,002,711.55        10.08%         7.139         348         82.74         623
Single Family                     2,724      337,989,364.48        75.70%         7.495         349         82.56         610
Two-to-Four Family                  239       43,597,410.29         9.76%         7.690         351         79.49         619
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Occupancy Status                  Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Investor                            399       43,810,652.88         9.81%         8.232         356         81.24         623
Primary                           2,915      394,881,025.31        88.44%         7.367         348         82.37         613
Second Home                          55        7,807,009.14         1.75%         8.225         352         82.71         606
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
State                             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                              32        2,292,798.27         0.51%         8.638         347         87.34         588
Alaska                                1           59,151.29         0.01%         6.500         356         85.00         616
Arizona                              61        9,407,541.35         2.11%         7.275         343         82.48         618
Arkansas                             41        3,218,264.57         0.72%         8.611         353         88.27         603
California                          269       61,607,389.69        13.80%         6.545         348         76.96         635
Colorado                             70        9,484,940.78         2.12%         6.911         338         82.54         642
Connecticut                          19        3,507,971.97         0.79%         7.497         335         78.12         595
Delaware                             15        2,250,721.58         0.50%         7.414         352         83.75         621
District of Columbia                  4          583,365.75         0.13%         6.742         356         69.33         655
Florida                             249       34,737,205.23         7.78%         7.389         344         81.85         608
Georgia                             100       13,453,332.35         3.01%         7.935         353         85.57         601
Hawaii                                3          934,500.00         0.21%         6.173         356         81.45         673
Idaho                                14        1,068,912.57         0.24%         7.070         338         83.96         628
Illinois                            196       28,435,699.21         6.37%         7.334         352         83.26         607
Indiana                              94        8,465,364.38         1.90%         8.185         352         85.99         597
Iowa                                 13        1,368,125.05         0.31%         7.618         356         85.43         608
Kansas                               36        3,655,743.95         0.82%         8.251         353         87.87         595
Kentucky                             14          991,826.99         0.22%         8.461         353         89.31         573
Louisiana                            72        6,243,309.77         1.40%         8.198         348         84.69         586
Maine                                29        4,898,762.40         1.10%         7.817         353         80.25         612
Maryland                             62       11,166,568.17         2.50%         7.000         350         79.43         628
Massachusetts                        63       14,909,016.48         3.34%         7.229         354         80.32         617
Michigan                            242       25,670,084.83         5.75%         7.922         354         85.09         598
Minnesota                            29        4,476,701.46         1.00%         7.156         343         84.08         634
Mississippi                          49        3,799,755.98         0.85%         8.611         351         86.00         608
Missouri                            123       11,711,431.11         2.62%         8.117         352         86.01         610
Montana                               4          289,678.65         0.06%         8.497         290         86.95         607
Nebraska                              4          338,909.89         0.08%         7.192         355         86.13         593
Nevada                               26        4,757,345.88         1.07%         6.925         349         81.46         624
New Hampshire                         9        1,605,005.17         0.36%         7.440         352         82.59         604
New Jersey                           63       13,780,872.40         3.09%         7.265         353         80.22         613
New Mexico                           17        1,451,486.80         0.33%         8.273         334         87.40         610
New York                            166       30,063,657.49         6.73%         6.893         344         74.65         627
North Carolina                       96       10,961,325.45         2.45%         7.741         351         84.16         618
North Dakota                          1          165,469.23         0.04%         8.100         353         95.00         552
Ohio                                380       38,482,122.30         8.62%         8.143         353         86.61         600
Oklahoma                             59        4,938,008.65         1.11%         8.468         351         87.93         589
Oregon                               33        3,852,863.79         0.86%         6.855         337         83.46         644
Pennsylvania                        165       15,958,876.01         3.57%         8.109         350         84.96         594
Rhode Island                          5          844,117.34         0.19%         7.453         345         78.17         650
South Carolina                       62        7,189,229.44         1.61%         8.196         353         85.43         588
South Dakota                          2          239,851.25         0.05%         6.856         354         97.28         655
Tennessee                            88        6,591,215.31         1.48%         8.224         346         87.94         598
Texas                                98       10,036,647.48         2.25%         7.265         343         82.14         628
Utah                                 28        3,274,842.49         0.73%         7.462         342         86.47         611
Vermont                               4          693,740.96         0.16%         7.816         354         84.39         559
Virginia                             59        8,923,335.16         2.00%         7.184         347         79.60         633
Washington                           43        7,342,853.93         1.64%         7.176         345         86.10         609
West Virginia                        12        1,449,862.97         0.32%         8.923         354         84.44         597
Wisconsin                            39        4,261,005.41         0.95%         8.413         354         83.85         589
Wyoming                               6          607,878.70         0.14%         6.654         344         82.83         651
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Gross Margin                      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                        1          283,845.67         0.08%         5.950         356         89.06         634
 3.500 - 3.999                        8        1,620,685.84         0.46%         5.806         356         63.55         670
 4.000 - 4.499                       56        9,096,593.79         2.59%         5.831         356         68.97         664
 4.500 - 4.999                      198       32,528,386.94         9.26%         6.339         356         76.38         660
 5.000 - 5.499                      329       56,931,158.08        16.20%         6.619         355         79.43         638
 5.500 - 5.999                      522       76,095,610.10        21.65%         7.288         356         83.66         612
 6.000 - 6.499                      624       81,315,458.10        23.14%         7.961         356         87.04         587
 6.500 - 6.999                      494       61,003,206.31        17.36%         8.545         355         86.23         570
 7.000 - 7.499                      237       25,078,537.80         7.14%         8.749         354         87.23         569
 7.500 - 7.999                       54        7,454,610.25         2.12%         7.933         346         90.28         588
------------------------------------------------------------------------------------------------------------------------------------
Total                             2,523      351,408,092.88       100.00%         7.538         355         83.46         606


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Minimum Interest Rate             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                        2          320,927.70         0.09%         4.282         356         80.08         632
 4.500 - 4.999                       13        2,136,711.20         0.61%         4.806         355         58.83         644
 5.000 - 5.499                       38        7,458,018.45         2.12%         5.275         356         74.53         632
 5.500 - 5.999                      159       31,196,207.82         8.88%         5.806         355         74.64         654
 6.000 - 6.499                      202       36,516,494.72        10.39%         6.249         355         80.99         642
 6.500 - 6.999                      373       63,334,105.13        18.02%         6.769         356         82.92         630
 7.000 - 7.499                      274       41,453,462.83        11.80%         7.239         355         83.81         613
 7.500 - 7.999                      391       53,902,281.09        15.34%         7.757         355         86.31         597
 8.000 - 8.499                      204       25,597,243.57         7.28%         8.244         354         86.12         581
 8.500 - 8.999                      377       44,575,664.00        12.68%         8.773         354         86.97         571
 9.000 - 9.499                      158       15,601,890.36         4.44%         9.252         356         86.66         560
 9.500 - 9.999                      205       17,890,359.75         5.09%         9.725         355         86.28         558
10.000 -10.499                       59        5,317,544.34         1.51%        10.253         356         86.25         543
10.500 -10.999                       46        4,483,778.08         1.28%        10.745         357         84.28         541
11.000 -11.499                       13          807,431.96         0.23%        11.211         356         91.44         543
11.500 -11.999                        8          772,543.55         0.22%        11.631         355         84.66         531
12.000 -12.499                        1           43,428.33         0.01%        12.300         354         75.00         521
------------------------------------------------------------------------------------------------------------------------------------
Total                             2,523      351,408,092.88       100.00%         7.538         355         83.46         606


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Maximum Interest Rate             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 7.000 - 7.499                        1          147,264.47         0.04%         7.500         355         90.00         529
10.500 -10.999                        1          180,895.44         0.05%         4.990         355         65.00         654
11.000 -11.499                        5        1,066,729.04         0.30%         4.916         355         80.02         644
11.500 -11.999                       37        7,320,691.55         2.08%         5.559         355         71.71         660
12.000 -12.499                       85       15,936,335.79         4.53%         5.822         355         77.46         645
12.500 -12.999                      208       39,186,286.69        11.15%         6.117         355         77.26         651
13.000 -13.499                      200       35,684,475.78        10.15%         6.474         355         81.57         631
13.500 -13.999                      336       55,160,605.54        15.70%         6.866         356         83.33         624
14.000 -14.499                      237       34,431,612.27         9.80%         7.298         355         84.41         614
14.500 -14.999                      359       49,383,039.97        14.05%         7.773         355         86.14         594
15.000 -15.499                      195       24,540,874.34         6.98%         8.268         354         86.02         580
15.500 -15.999                      373       44,005,584.35        12.52%         8.775         354         86.88         571
16.000 -16.499                      154       15,048,611.64         4.28%         9.257         356         86.72         559
16.500 -16.999                      205       17,890,359.75         5.09%         9.725         355         86.28         558
17.000 -17.499                       59        5,317,544.34         1.51%        10.253         356         86.25         543
17.500 -17.999                       46        4,483,778.08         1.28%        10.745         357         84.28         541
18.000 -18.499                       13          807,431.96         0.23%        11.211         356         91.44         543
18.500 -18.999                        8          772,543.55         0.22%        11.631         355         84.66         531
19.000 -19.499                        1           43,428.33         0.01%        12.300         354         75.00         521
------------------------------------------------------------------------------------------------------------------------------------
Total                             2,523      351,408,092.88       100.00%         7.538         355         83.46         606


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Initial Periodic Rate Cap         Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 5          691,317.99         0.20%         6.309         356         90.09         633
1.500                               271       47,783,448.83        13.60%         6.868         356         84.84         598
2.000                                 2          366,536.33         0.10%         6.773         354         93.28         639
3.000                             2,243      302,139,311.97        85.98%         7.649         355         83.21         607
6.000                                 1          188,277.76         0.05%         7.900         356         80.00         523
7.000                                 1          239,200.00         0.07%         6.150         355         80.00         635
------------------------------------------------------------------------------------------------------------------------------------
Total                             2,523      351,408,092.88       100.00%         7.538         355         83.46         606


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Subsequent Periodic Rate Cap      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                             2,219      301,154,536.83        85.70%         7.645         356         83.16         607
1.500                               301       49,669,285.12        14.13%         6.882         352         85.19         601
2.000                                 3          584,270.93         0.17%         8.407         354         89.16         550
------------------------------------------------------------------------------------------------------------------------------------
Total                             2,523      351,408,092.88       100.00%         7.538         355         83.46         606


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Next Rate Change Date             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
01/01/06                              3          508,231.01         0.14%         6.161         356         89.39         605
04/01/06                              1          240,536.33         0.07%         6.000         353         95.00         668
11/01/06                              1          225,697.51         0.06%         9.100         347         67.71         504
03/01/07                              3          428,164.41         0.12%         7.772         352         89.74         532
04/01/07                            129       15,701,202.06         4.47%         7.673         353         85.36         602
05/01/07                            450       59,338,597.72        16.89%         7.596         354         82.54         603
06/01/07                            618       84,175,724.10        23.95%         7.358         355         83.41         613
07/01/07                             89       14,464,927.34         4.12%         6.916         356         85.22         596
08/01/07                             96       12,482,342.31         3.55%         7.465         353         85.41         599
09/01/07                            216       27,921,129.19         7.95%         7.783         351         85.38         605
10/01/07                            369       49,933,789.42        14.21%         8.152         358         82.46         597
11/01/07                            205       27,539,946.00         7.84%         8.209         358         82.24         589
04/01/08                              5        1,056,457.19         0.30%         6.236         353         81.24         653
05/01/08                             14        2,940,087.18         0.84%         6.963         354         82.93         657
06/01/08                             59        9,949,057.72         2.83%         6.834         355         82.00         645
07/01/08                            217       37,141,223.77        10.57%         6.930         356         84.68         601
08/01/08                              4          371,433.95         0.11%         7.081         356         81.24         647
09/01/08                             11        1,728,616.29         0.49%         7.605         357         81.87         637
10/01/08                             13        1,436,894.68         0.41%         7.632         358         81.65         617
11/01/08                              3          430,400.00         0.12%         7.274         358         74.64         647
04/01/10                              1          194,601.43         0.06%         7.500         353         95.00         643
05/01/10                              4          849,364.69         0.24%         6.413         354         81.69         677
06/01/10                             11        2,256,282.26         0.64%         6.487         355         76.70         677
10/01/10                              1           93,386.32         0.03%         8.500         358         85.00         635
------------------------------------------------------------------------------------------------------------------------------------
Total                             2,523      351,408,092.88       100.00%         7.538         355         83.46         606


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Originator                        Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                         337       57,148,983.23        12.80%         6.894         356         84.76         601
FIRST FRANKLIN                      312       50,615,000.27        11.34%         6.870         349         81.55         641
MERITAGE                             65        2,108,948.59         0.47%         9.666         177         99.65         680
NOVASTAR                          2,653      336,148,194.93        75.29%         7.640         349         81.85         611
WMC                                   2          477,560.31         0.11%         7.460         348         76.10         606
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Servicer                          Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                         337       57,148,983.23        12.80%         6.894         356         84.76         601
JPMCHASE                          2,720      338,734,703.83        75.86%         7.653         348         81.95         611
NATCITY                             312       50,615,000.27        11.34%         6.870         349         81.55         641
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Interest Only Term                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
  0                               2,893      353,714,156.18        79.22%         7.655         347         82.25         605
 24                                  31        6,458,188.90         1.45%         6.305         356         86.89         606
 36                                  70       14,107,379.29         3.16%         6.686         356         86.43         621
 60                                 360       68,776,881.87        15.40%         6.822         355         81.58         651
120                                  15        3,442,081.09         0.77%         6.370         356         71.90         698
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Silent Second Flag                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
No Silent Second                  2,697      350,868,885.23        78.58%         7.636         347         82.86         606
Silent Second                       672       95,629,802.10        21.42%         6.844         355         80.09         640
------------------------------------------------------------------------------------------------------------------------------------
Total                             3,369      446,498,687.33       100.00%         7.467         349         82.27         613


                        Group II Mortgage Loan Statistics
                             As of the Cut-off Date

                                                                              Minimum               Maximum
                                                                              -------               -------
Scheduled Principal Balance                        $436,501,312               $11,620              $1,120,000
Average Scheduled Principal Balance                                                                  $244,265
Number of Mortgage Loans                                                                                1,787

Weighted Average Gross Coupon                             7.051%                4.400%                 14.750%
Weighted Average FICO Score                                 641                   491                     803
Weighted Average Combined Original LTV                    83.96%                30.59%                 100.00%

Weighted Average Original Term                       347 months            180 months              360 months
Weighted Average Stated Remaining Term               342 months            173 months              358 months
Weighted Average Seasoning                             4 months              2 months               38 months

Weighted Average Gross Margin                             5.841%                3.950%                 12.625%
Weighted Average Minimum Interest Rate                    6.984%                4.400%                 13.625%
Weighted Average Maximum Interest Rate                   13.688%               10.625%                 20.625%
Weighted Average Initial Rate Cap                         2.693%                1.000%                  6.000%
Weighted Average Subsequent Rate Cap                      1.122%                1.000%                  2.000%
Weighted Average Months to Roll                       22 months              2 months               55 months

Maturity Date                                                              Apr 1 2020              Nov 1 2035
Maximum Zip Code Concentration                             0.57%    92563


ARM                                                                       86.68%
Fixed Rate                                                                13.32%

2/13 6 MO LIBOR                                                            0.11%
2/13 6 MO LIBOR Balloon                                                    3.46%
2/28 6 MO LIBOR                                                           25.62%
2/28 6 MO LIBOR 40/30 Balloon                                              0.08%
2/28 6 MO LIBOR IO                                                        39.43%
3/27 6 MO LIBOR                                                            7.03%
3/27 6 MO LIBOR 40/30 Balloon                                              0.02%
3/27 6 MO LIBOR IO                                                         9.68%
5/25 6 MO LIBOR                                                            0.15%
5/25 6 MO LIBOR IO                                                         0.82%
6 MO LIBOR                                                                 0.27%
Balloon 15/30                                                              3.06%
Fixed Rate                                                                 8.80%
Fixed Rate 40/30 Balloon                                                   0.08%
Fixed Rate IO                                                              1.39%

Interest Only                                                             51.32%
Not Interest Only                                                         48.68%

Investor                                                                   1.38%
Primary                                                                   96.92%
Second Home                                                                1.70%

Prepay Penalty:  0 months                                                 34.33%
Prepay Penalty: 12 months                                                  5.54%
Prepay Penalty: 24 months                                                 36.98%
Prepay Penalty: 36 months                                                 21.12%
Prepay Penalty: 60 months                                                  2.03%

First Lien                                                                93.02%
Second Lien                                                                6.98%

Full Documentation                                                        43.80%
Limited Documentation                                                      1.41%
No Documentation                                                           3.31%
No Income Verification                                                    13.15%
Stated Documentation                                                      38.33%

Cash Out Refinance                                                        36.97%
Purchase                                                                  60.96%
Rate/Term Refinance                                                        2.07%

Condominium                                                                6.33%
Planned Unit Development                                                  21.54%
Single Family                                                             67.36%
Two-to-Four Family                                                         4.77%

Top 5 States:
California                                                                40.24%
Florida                                                                    8.37%
New York                                                                   5.51%
Arizona                                                                    3.73%
Maryland                                                                   3.64%

                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Current Principal Balance         Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -    50,000.00           270        8,596,105.23         1.97%        10.576         191         99.21         643
 50,000.01 -   100,000.00           365       26,358,534.20         6.04%         9.077         258         93.52         643
100,000.01 -   150,000.00           171       21,154,138.47         4.85%         7.761         297         87.26         645
150,000.01 -   200,000.00           111       19,602,203.33         4.49%         6.949         345         83.63         640
200,000.01 -   250,000.00            92       20,790,158.14         4.76%         6.781         356         81.76         654
250,000.01 -   300,000.00            99       26,947,430.17         6.17%         6.789         356         84.17         649
300,000.01 -   350,000.00            79       25,776,578.70         5.91%         6.533         356         82.29         662
350,000.01 -   400,000.00           180       67,529,812.45        15.47%         6.664         354         81.99         639
400,000.01 -   450,000.00           112       47,529,862.73        10.89%         6.874         355         83.72         632
450,000.01 -   500,000.00           108       51,297,597.27        11.75%         6.925         354         82.82         633
500,000.01 -   550,000.00            73       38,228,497.70         8.76%         6.799         353         84.28         640
550,000.01 -   600,000.00            57       32,728,773.67         7.50%         6.717         356         83.61         644
600,000.01 -   650,000.00            29       18,163,461.14         4.16%         6.923         356         82.65         642
650,000.01 -   700,000.00            14        9,466,682.41         2.17%         7.167         356         85.15         631
700,000.01 -   750,000.00             9        6,514,651.50         1.49%         7.182         355         82.73         640
750,000.01 -   800,000.00             5        3,846,545.31         0.88%         6.224         355         78.00         654
800,000.01 -   850,000.00             3        2,444,450.00         0.56%         6.541         355         81.65         645
850,000.01 -   900,000.00             4        3,465,664.17         0.79%         6.413         356         73.37         608
900,000.01 -   950,000.00             2        1,855,533.10         0.43%         6.978         355         75.11         650
950,000.01 - 1,000,000.00             1          971,051.02         0.22%         5.950         356         79.27         639
1,000,000.01+                         3        3,233,580.96         0.74%         6.819         355         67.42         648
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Current Gross Rate                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                        2          476,372.25         0.11%         4.452         355         79.67         735
 4.500 - 4.999                        8        2,875,568.50         0.66%         4.844         355         75.63         637
 5.000 - 5.499                       36       15,323,786.63         3.51%         5.302         350         77.45         672
 5.500 - 5.999                      206       75,921,494.37        17.39%         5.821         355         79.40         662
 6.000 - 6.499                      197       64,787,525.78        14.84%         6.224         355         79.82         650
 6.500 - 6.999                      319      109,234,555.12        25.03%         6.742         354         82.62         647
 7.000 - 7.499                      159       49,169,261.81        11.26%         7.228         353         84.81         638
 7.500 - 7.999                      146       41,802,296.44         9.58%         7.754         350         87.68         618
 8.000 - 8.499                       77       16,502,268.43         3.78%         8.217         340         88.76         602
 8.500 - 8.999                      114       22,227,691.21         5.09%         8.780         332         90.75         593
 9.000 - 9.499                       96        9,301,516.95         2.13%         9.280         271         96.53         641
 9.500 - 9.999                      103       12,181,660.29         2.79%         9.817         267         94.33         621
10.000 -10.499                      127        7,374,944.82         1.69%        10.176         215         96.37         621
10.500 -10.999                       42        2,830,518.59         0.65%        10.751         231         96.59         624
11.000 -11.499                       55        2,513,747.60         0.58%        11.147         211         95.73         632
11.500 -11.999                       30        1,414,088.97         0.32%        11.761         184         97.48         653
12.000 -12.499                       20          851,876.94         0.20%        12.091         185         99.05         654
12.500 -12.999                       20          793,592.83         0.18%        12.869         175         99.59         654
13.000 -13.499                       23          712,316.92         0.16%        13.036         175         99.91         642
13.500 -13.999                        2           63,779.80         0.01%        13.677         177        100.00         636
14.000 -14.499                        4          123,911.80         0.03%        14.236         177        100.00         623
14.500 -14.999                        1           18,535.62         0.00%        14.750         177        100.00         624
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
FICO                              Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
400-499                               1          214,177.61         0.05%         6.250         356         70.49         491
500-524                              19        4,287,682.47         0.98%         8.019         356         78.94         516
525-549                              64       17,278,360.07         3.96%         8.283         356         84.87         538
550-574                              80       24,841,900.55         5.69%         7.823         356         84.74         561
575-599                             114       33,450,159.39         7.66%         7.345         355         85.45         588
600-624                             331       69,496,211.77        15.92%         7.220         340         84.43         613
625-649                             389       93,665,043.39        21.46%         6.899         342         83.55         638
650-674                             391       96,392,061.35        22.08%         6.897         339         83.28         661
675-699                             178       43,504,306.17         9.97%         6.776         338         84.04         685
700+                                220       53,371,408.90        12.23%         6.587         336         84.13         728
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Combined Original LTV             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                         7        2,585,025.62         0.59%         6.313         352         42.35         666
 50.00- 54.99                         5        1,213,397.87         0.28%         5.727         356         50.70         635
 55.00- 59.99                         6        3,239,570.99         0.74%         6.343         356         57.78         658
 60.00- 64.99                         6        2,318,923.78         0.53%         6.008         354         61.95         620
 65.00- 69.99                         8        3,210,522.30         0.74%         6.104         356         68.55         627
 70.00- 74.99                        33       15,268,846.84         3.50%         6.504         356         71.81         641
 75.00- 79.99                       100       37,784,568.63         8.66%         6.475         352         77.85         626
 80.00                              654      194,004,555.78        44.45%         6.499         356         80.00         654
 80.01- 84.99                        37       15,547,736.85         3.56%         6.644         348         83.62         623
 85.00- 89.99                        96       33,931,062.71         7.77%         7.462         353         86.53         608
 90.00- 94.99                       150       52,403,989.65        12.01%         7.527         354         90.38         623
 95.00- 99.99                       107       23,673,519.62         5.42%         8.219         333         95.68         627
100.00                              578       51,319,591.03        11.76%         8.775         262        100.00         658
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Original Term (months)            Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
180                                 520       31,810,913.26         7.29%         9.810         176         98.47         662
240                                   2          399,076.91         0.09%         6.131         234         77.48         676
360                               1,265      404,291,321.50        92.62%         6.835         356         82.83         640
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Stated Remaining Term (months)    Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
121-180                             520       31,810,913.26         7.29%         9.810         176         98.47         662
181-240                               2          399,076.91         0.09%         6.131         234         77.48         676
301-360                           1,265      404,291,321.50        92.62%         6.835         356         82.83         640
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Debt Ratio                        Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                         57       12,369,476.41         2.83%         7.212         328         82.05         637
20.01 -25.00                         61       11,839,918.63         2.71%         7.304         333         82.08         629
25.01 -30.00                         98       18,041,231.61         4.13%         7.074         335         84.43         628
30.01 -35.00                        143       32,682,147.99         7.49%         6.961         343         84.66         641
35.01 -40.00                        280       62,945,473.28        14.42%         6.984         342         83.62         647
40.01 -45.00                        398       99,607,794.71        22.82%         7.100         343         84.54         649
45.01 -50.00                        510      129,083,051.75        29.57%         7.231         343         84.74         634
50.01 -55.00                        159       48,908,664.97        11.20%         6.600         346         83.03         632
55.01 -60.00                         13        4,975,793.95         1.14%         6.188         345         73.51         627
60.01+                                4        1,583,322.85         0.36%         6.554         356         87.71         654
None                                 64       14,464,435.52         3.31%         7.115         347         81.91         696
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
FRM/ARM                           Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                               1,358      378,339,495.61        86.68%         6.984         348         83.80         639
Fixed Rate                          429       58,161,816.06        13.32%         7.490         304         85.03         657
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Product                           Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
2/13 6 MO LIBOR                       9          494,187.34         0.11%         9.979         177         99.09         672
2/13 6 MO LIBOR Balloon             230       15,114,250.74         3.46%         9.706         177         99.31         665
2/28 6 MO LIBOR                     405      111,820,354.66        25.62%         7.434         356         84.03         612
2/28 6 MO LIBOR 40/30 Balloon         1          340,211.67         0.08%         6.850         358         78.27         656
2/28 6 MO LIBOR IO                  469      172,128,341.68        39.43%         6.539         356         81.67         657
3/27 6 MO LIBOR                     110       30,697,655.05         7.03%         7.250         356         85.50         617
3/27 6 MO LIBOR 40/30 Balloon         1           89,212.00         0.02%         7.150         358         80.00         724
3/27 6 MO LIBOR IO                  115       42,244,886.05         9.68%         6.478         356         85.27         641
5/25 6 MO LIBOR                       1          643,215.35         0.15%         5.990         354         90.00         706
5/25 6 MO LIBOR IO                   10        3,574,670.00         0.82%         6.410         355         78.08         671
6 MO LIBOR                            7        1,192,511.07         0.27%         6.566         356         86.40         568
Balloon 15/30                       250       13,353,228.93         3.06%        10.244         175         99.14         656
Fixed Rate                          164       38,399,864.61         8.80%         6.714         341         80.50         656
Fixed Rate 40/30 Balloon              1          339,144.06         0.08%         5.850         358         70.00         673
Fixed Rate IO                        14        6,069,578.46         1.39%         6.433         355         83.45         665
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Interest Only                     Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                       608      224,017,476.19        51.32%         6.523         356         82.34         655
Not Interest Only                 1,179      212,483,835.48        48.68%         7.609         329         85.67         627
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
Prepayment Penalty                # of          Principal           Curr         Gross      Remaining     Combined      Average
Original Term (months)            Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months           653      149,851,641.65        34.33%         7.386         340         83.81         642
Prepay Penalty: 12 months            79       24,185,310.73         5.54%         6.968         347         81.50         657
Prepay Penalty: 24 months           695      161,399,239.76        36.98%         6.993         338         84.30         638
Prepay Penalty: 36 months           311       92,192,999.52        21.12%         6.652         351         84.23         643
Prepay Penalty: 60 months            49        8,872,120.01         2.03%         6.849         352         84.36         618
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Lien                              Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                        1,268      406,036,751.78        93.02%         6.830         355         82.81         640
Second Lien                         519       30,464,559.89         6.98%        10.002         177         99.26         661
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Documentation Type                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  817      191,198,345.65        43.80%         6.870         343         84.55         622
Limited Documentation                17        6,146,214.47         1.41%         7.139         354         87.44         601
No Documentation                     64       14,464,435.52         3.31%         7.115         347         81.91         696
No Income Verification              165       57,386,939.25        13.15%         6.446         353         81.44         672
Stated Documentation                724      167,305,376.78        38.33%         7.457         337         84.20         650
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Loan Purpose                      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                  436      161,378,900.23        36.97%         7.093         349         83.20         622
Purchase                          1,320      266,105,308.14        60.96%         7.033         339         84.59         653
Rate/Term Refinance                  31        9,017,103.30         2.07%         6.854         330         79.16         643
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Property Type                     Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Condominium                         109       27,641,683.50         6.33%         6.786         349         83.20         650
Planned Unit Development            336       94,018,975.72        21.54%         6.924         345         83.03         643
Single Family                     1,246      294,021,868.72        67.36%         7.070         343         84.09         639
Two-to-Four Family                   96       20,818,783.73         4.77%         7.712         319         87.31         652
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Occupancy Status                  Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Investor                             17        6,023,984.22         1.38%         7.214         353         85.79         639
Primary                           1,747      423,049,432.78        96.92%         7.033         342         83.95         641
Second Home                          23        7,427,894.67         1.70%         7.947         344         83.05         634
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
State                             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                               8          396,941.40         0.09%         7.940         294         86.20         632
Arizona                              73       16,261,656.00         3.73%         7.146         339         82.22         653
Arkansas                             13        1,640,518.01         0.38%         7.469         345         84.86         619
California                          529      175,639,433.09        40.24%         6.631         342         83.56         651
Colorado                             46        9,424,893.98         2.16%         7.007         338         82.80         656
Connecticut                          12        4,656,789.29         1.07%         7.428         352         79.68         631
Delaware                              6        1,612,227.03         0.37%         7.593         348         88.87         610
District of Columbia                  1           34,985.37         0.01%        13.625         177        100.00         639
Florida                             175       36,545,232.96         8.37%         7.205         342         84.68         642
Georgia                              56       10,080,294.45         2.31%         7.660         341         85.57         629
Idaho                                10          928,533.31         0.21%         7.469         252         87.92         638
Illinois                             58       14,677,899.45         3.36%         7.288         344         80.62         630
Indiana                              28        3,935,268.31         0.90%         7.922         344         89.05         607
Iowa                                  4          272,661.08         0.06%         8.889         345         89.28         664
Kansas                                5          293,417.36         0.07%         8.725         327         91.02         629
Kentucky                             12        1,042,663.08         0.24%         8.147         347         88.99         602
Louisiana                            24        5,507,991.67         1.26%         7.400         354         83.74         629
Maine                                12        2,019,757.96         0.46%         7.584         347         84.66         614
Maryland                             43       15,886,695.32         3.64%         6.914         354         83.01         638
Massachusetts                        50       12,604,518.57         2.89%         7.353         336         85.58         631
Michigan                             46        8,315,977.57         1.91%         8.055         339         89.59         625
Minnesota                             9        2,770,183.09         0.63%         7.962         351         90.41         621
Mississippi                           8        1,009,367.04         0.23%         8.621         342         92.98         599
Missouri                             35        3,931,538.39         0.90%         8.087         338         87.35         607
Montana                               1          128,000.00         0.03%         4.625         355         80.00         658
Nebraska                              6          687,039.35         0.16%         8.362         337         86.02         573
Nevada                               31        6,262,242.75         1.43%         7.296         331         83.85         636
New Hampshire                         2          318,838.18         0.07%         7.581         327        100.00         620
New Jersey                           33       10,935,399.29         2.51%         7.518         350         86.38         620
New Mexico                            9        1,337,535.84         0.31%         7.923         340         89.29         614
New York                             74       24,034,632.63         5.51%         6.891         350         81.68         639
North Carolina                       56        8,752,120.90         2.01%         7.696         345         83.25         627
Ohio                                 68        8,677,681.72         1.99%         8.053         341         85.84         617
Oklahoma                             10        1,243,049.74         0.28%         7.630         340         83.20         647
Oregon                               20        2,104,430.06         0.48%         7.753         273         89.74         648
Pennsylvania                         25        3,804,076.63         0.87%         7.696         352         87.51         614
Rhode Island                          5          295,569.00         0.07%        10.153         177         99.68         707
South Carolina                       29        4,309,445.02         0.99%         7.630         351         83.93         630
South Dakota                          2           76,940.50         0.02%         9.061         315        100.00         625
Tennessee                            16        2,235,285.36         0.51%         7.773         344         87.97         597
Texas                                34        5,890,208.51         1.35%         7.164         332         83.62         669
Utah                                 15        1,436,975.30         0.33%         7.562         301         86.01         658
Vermont                               2          274,096.08         0.06%         6.742         356         79.20         627
Virginia                             43       15,286,727.96         3.50%         6.812         351         81.66         648
Washington                           34        6,957,262.65         1.59%         6.826         333         82.80         643
Wisconsin                             7        1,769,271.23         0.41%         7.742         356         89.58         610
Wyoming                               2          195,039.19         0.04%         8.614         357         88.06         557
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Gross Margin                      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 3.500 - 3.999                        1          378,047.94         0.10%         6.250         356         80.00         610
 4.000 - 4.499                       20        4,726,978.50         1.25%         5.807         356         69.08         664
 4.500 - 4.999                      196       53,358,608.99        14.10%         6.412         356         79.30         677
 5.000 - 5.499                      296      106,789,086.18        28.23%         6.289         355         80.31         652
 5.500 - 5.999                      217       74,873,330.93        19.79%         6.866         356         83.04         627
 6.000 - 6.499                      155       54,457,727.32        14.39%         7.437         354         87.16         623
 6.500 - 6.999                      117       37,217,873.52         9.84%         7.708         353         88.00         611
 7.000 - 7.499                       57       17,488,788.57         4.62%         7.609         345         88.37         616
 7.500 - 7.999                       42        7,736,698.66         2.04%         8.217         308         93.71         640
 8.000 - 8.499                      109       10,304,931.67         2.72%         8.976         274         95.70         624
 8.500 - 8.999                       33        4,089,102.06         1.08%         8.495         289         92.55         616
 9.000 - 9.499                       86        4,484,370.75         1.19%         9.972         203         98.05         626
 9.500 - 9.999                       12        1,401,987.37         0.37%         8.841         302         90.46         667
10.000 -10.499                        7          458,662.56         0.12%        10.367         265         92.17         613
10.500 -10.999                        2          231,459.39         0.06%        11.814         177        100.00         658
11.000 -11.499                        3          108,941.03         0.03%        12.125         177        100.00         640
11.500 -11.999                        1           47,975.31         0.01%        12.500         177        100.00         668
12.000+                               4          184,924.86         0.05%        13.220         177        100.00         635
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,358      378,339,495.61       100.00%         6.984         348         83.80         639


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Minimum Interest Rate             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                        2          476,372.25         0.13%         4.452         355         79.67         735
 4.500 - 4.999                        8        2,875,568.50         0.76%         4.844         355         75.63         637
 5.000 - 5.499                       30       12,494,522.12         3.30%         5.290         355         78.85         659
 5.500 - 5.999                      175       63,524,429.12        16.79%         5.827         356         80.68         658
 6.000 - 6.499                      174       57,326,507.03        15.15%         6.223         355         80.17         650
 6.500 - 6.999                      287       97,269,619.44        25.71%         6.748         356         82.26         648
 7.000 - 7.499                      147       46,272,588.00        12.23%         7.229         354         84.89         638
 7.500 - 7.999                      120       37,853,540.75        10.01%         7.750         353         87.14         615
 8.000 - 8.499                       69       15,761,449.16         4.17%         8.219         342         88.70         603
 8.500 - 8.999                       73       18,911,007.91         5.00%         8.775         350         89.50         584
 9.000 - 9.499                       73        7,740,962.72         2.05%         9.302         281         96.32         644
 9.500 - 9.999                       58        8,541,673.24         2.26%         9.816         295         92.58         609
10.000 -10.499                      105        6,197,008.63         1.64%        10.190         215         96.08         614
10.500 -10.999                       17        1,650,268.86         0.44%        10.684         267         95.00         598
11.000 -11.499                        7          701,595.79         0.19%        11.162         286         87.43         584
11.500 -11.999                        5          400,540.89         0.11%        11.714         205         99.21         645
12.000 -12.499                        3          108,941.03         0.03%        12.125         177        100.00         640
12.500 -12.999                        1           47,975.31         0.01%        12.500         177        100.00         668
13.000 -13.499                        3          149,939.49         0.04%        13.125         177        100.00         634
13.500 -13.999                        1           34,985.37         0.01%        13.625         177        100.00         639
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,358      378,339,495.61       100.00%         6.984         348         83.80         639


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Maximum Interest Rate             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
10.500 -10.999                        3          835,100.00         0.22%         4.912         355         80.00         653
11.000 -11.499                       16        6,116,491.71         1.62%         5.252         355         79.97         669
11.500 -11.999                       78       32,157,253.22         8.50%         5.745         355         79.49         664
12.000 -12.499                       83       32,301,027.28         8.54%         6.007         355         78.94         653
12.500 -12.999                      177       62,579,591.80        16.54%         6.242         356         81.21         656
13.000 -13.499                      138       42,415,188.54        11.21%         6.466         355         81.48         645
13.500 -13.999                      228       74,942,419.21        19.81%         6.859         356         83.38         643
14.000 -14.499                      123       38,532,445.38        10.18%         7.308         354         85.69         635
14.500 -14.999                      104       31,462,377.36         8.32%         7.768         353         86.81         608
15.000 -15.499                       64       13,270,251.52         3.51%         8.239         340         88.38         602
15.500 -15.999                       71       18,153,458.26         4.80%         8.787         350         89.58         583
16.000 -16.499                       73        7,740,962.72         2.05%         9.302         281         96.32         644
16.500 -16.999                       58        8,541,673.24         2.26%         9.816         295         92.58         609
17.000 -17.499                      105        6,197,008.63         1.64%        10.190         215         96.08         614
17.500 -17.999                       17        1,650,268.86         0.44%        10.684         267         95.00         598
18.000 -18.499                        7          701,595.79         0.19%        11.162         286         87.43         584
18.500 -18.999                        5          400,540.89         0.11%        11.714         205         99.21         645
19.000 -19.499                        3          108,941.03         0.03%        12.125         177        100.00         640
19.500 -19.999                        1           47,975.31         0.01%        12.500         177        100.00         668
20.000 -20.499                        3          149,939.49         0.04%        13.125         177        100.00         634
20.500 -20.999                        1           34,985.37         0.01%        13.625         177        100.00         639
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,358      378,339,495.61       100.00%         6.984         348         83.80         639


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Initial Periodic Rate Cap         Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 9        1,663,038.95         0.44%         6.758         356         87.94         584
1.500                               233       76,067,540.96        20.11%         6.839         356         86.53         623
3.000                             1,115      300,235,915.70        79.36%         7.022         346         83.08         643
6.000                                 1          373,000.00         0.10%         6.700         356         89.88         652
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,358      378,339,495.61       100.00%         6.984         348         83.80         639


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Subsequent Periodic Rate Cap      Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                               883      286,364,174.24        75.69%         6.872         356         82.23         642
1.500                               474       91,829,961.37        24.27%         7.334         326         88.69         630
2.000                                 1          145,360.00         0.04%         5.990         354         80.00         699
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,358      378,339,495.61       100.00%         6.984         348         83.80         639


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Next Rate Change Date             Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
01/01/06                              7        1,192,511.07         0.32%         6.566         356         86.40         568
04/01/06                              1           59,127.68         0.02%        10.625         329         80.00         550
10/01/06                              2          337,854.65         0.09%         7.870         344         81.41         611
12/01/06                              1          105,307.66         0.03%         6.990         349         85.00         561
03/01/07                              1          445,000.00         0.12%         6.990         352         77.39         601
04/01/07                             35        8,957,078.34         2.37%         7.188         353         82.88         627
05/01/07                            132       40,400,689.04        10.68%         6.999         354         83.48         633
06/01/07                            323      117,595,302.34        31.08%         6.534         355         80.88         648
07/01/07                             89       31,436,708.56         8.31%         6.860         356         85.96         626
08/01/07                             49        9,508,976.64         2.51%         7.751         320         91.99         622
09/01/07                            260       30,203,871.50         7.98%         8.336         276         91.60         656
10/01/07                            122       36,232,313.50         9.58%         7.217         358         82.14         637
11/01/07                            101       24,769,098.51         6.55%         7.558         358         81.59         635
05/01/08                              9        3,470,817.93         0.92%         7.012         354         82.87         640
06/01/08                             45       16,494,536.92         4.36%         6.462         355         82.65         660
07/01/08                            163       50,948,509.00        13.47%         6.866         356         86.39         620
08/01/08                              3        1,151,501.21         0.30%         7.564         356         90.59         652
10/01/08                              2          319,193.71         0.08%         7.137         358         80.00         670
11/01/08                              2          493,212.00         0.13%         7.191         358         80.00         676
05/01/10                              2          798,215.35         0.21%         6.016         354         79.46         690
06/01/10                              9        3,419,670.00         0.90%         6.423         355         80.00         674
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,358      378,339,495.61       100.00%         6.984         348         83.80         639


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Originator                        Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
ACCREDITED                            1          243,000.00         0.06%         6.990         347         81.96         638
COUNTRYWIDE                         312       93,428,084.51        21.40%         6.841         356         86.21         623
DECISION ONE                          1          105,307.66         0.02%         6.990         349         85.00         561
FIRST FRANKLIN                      277      110,541,976.53        25.32%         6.394         354         81.17         658
MERITAGE                            287       17,413,916.20         3.99%         9.880         178         98.99         663
NOVASTAR                            909      214,769,026.77        49.20%         7.252         344         83.20         639
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Servicer                          Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                         312       93,428,084.51        21.40%         6.841         356         86.21         623
JPMCHASE                          1,199      232,564,873.46        53.28%         7.450         332         84.39         641
NATCITY                             276      110,508,353.70        25.32%         6.392         354         81.17         658
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Interest Only Term                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
  0                               1,179      212,483,835.48        48.68%         7.609         329         85.67         627
 24                                  43       17,172,841.73         3.93%         6.726         356         87.71         647
 36                                  72       25,686,718.54         5.88%         6.561         356         87.75         631
 60                                 489      179,608,468.27        41.15%         6.499         355         81.08         658
120                                   4        1,549,447.65         0.35%         6.439         354         79.41         685
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                                                                            Weighted
                                                                                Weighted     Average      Weighted
                                                 Current           Pct by       Average       Stated      Average      Weighted
                                  # of          Principal           Curr         Gross      Remaining     Combined      Average
Silent Second Flag                Loans          Balance          Prin Bal       Coupon        Term       Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
No Silent Second                  1,105      233,209,118.10        53.43%         7.552         331         87.83         630
Silent Second                       682      203,292,193.57        46.57%         6.477         356         79.52         654
------------------------------------------------------------------------------------------------------------------------------------
Total                             1,787      436,501,311.67       100.00%         7.051         342         83.96         641


                                   Disclaimer

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (800) 422-2006.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                   DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (800) 422-2006.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.